                                AMENDMENT NO. I

               To the Automatic Reinsurance Agreement
                                   (SA718-98)

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July , 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that Exhibit B, Investment Funds, is expanded as attached, with effective dates as noted.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

THE TRAVELERS LIFE AND ANNUITY COMPANY

By:   /s/ [ILLEGIBLE]                  Attest: /s/ [ILLEGIBLE]
      ------------------------------           ------------------------------
Title: 2nd VP & Actuary                Title:  Counsel
Date: 12/03/01                         Date:   December 3, 2001

SWISS RE LIFE & HEALTH AMERICA INC.

By:   /s/ [ILLEGIBLE]                  Attest: /s/ [ILLEGIBLE]
      ------------------------------           ------------------------------
Title: EVP & CHIEF FINANCIAL OFFICER   Title:  Treaty Contracts Analyst
Date: 5/18/01                          Date:   5/18/01

                                   EXHIBIT B

                                Investment Funds

I.  General Account

    Fund Name
    ---------
    Travelers Fixed Fund

II. Separate Account - The Travelers Marquis Annuity

Fund Name
---------
AIM Capital Appreciation Portfolio
Delaware REIT Series
Delaware Small Cap Value Series
Dreyfus Capital Appreciation Portfolio
Dreyfus Small Cap Portfolio
Franklin Small Cap Investments Fund Class II
Jurika & Voyles Core Equity Portfolio                      (merged into Salomon Brothers
                                                           Investors Fund as of Sept. 3, 2001)
Lazard International Equity Portfolio
MFS Research Portfolio
Montgomery Variable Series: Growth Portfolio               (substituted for AIM Capital
                                                           Appreciation Fund as of Sept. 17, 2001)
NWQ Large Cap Portfolio                                    (name change to MFS Value Portfolio
                                                           as of May 1, 2001)
OCC Equity Portfolio                                       (substituted for AIM Capital
                                                           Appreciation Fund as of Sept. 17, 2001)
Salomon Brothers Variable Investors Fund                   (name change to Salomon Brothers
                                                           Investors Fund as of May 1, 2001)

Smith Barney High Income Portfolio
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Money Market Portfolio
Strong Schafer Value Fund II                               (substituted for AIM Capital
                                                           Appreciation Fund as of Sept. 17, 2001)
Templeton Developing Markets Fund Class II
Templeton International Fund Class II
Travelers Disciplined Mid Cap Portfolio                    (substituted for AIM V.I. Value Fund
                                                           as of Sept. 17, 2001)
Travelers Large Cap Portfolio
Travelers Strategic Stock Portfolio                        (merged into Salomon Brothers
                                                           Investors Fund as of Sept. 3, 2001)
Travelers US Government Securities Portfolio
Warburg Emerging Markets Portfolio
Travelers Managed Income Portfolio
Travelers Disciplined Small Cap Stock Portfolio            (merged into Salomon Brothers
                                                           Investors Fund as of Sept. 3, 2001)

                                  (Continued)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares Janus Aspen Series Growth and Income Portfolio - Service Shares Janus Aspen International Growth Portfolio - Service Shares
     MFS Mid Cap Growth Portfolio
     Smith Barney Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

Additions as of May 1, 2001:

     AIM V.I. Value Fund
     Alliance Growth & Income Portfolio - Class B Shares
     Alliance Premier Growth Portfolio - Class B Shares
     Greenwich Street Series Appreciation Portfolio
     Greenwich Street Series Fundamental Value Portfolio (name/objective change from Total Return Fund)
     PIMCO Total Return Bond Portfolio
     Putnam VT International Growth Fund - Class IB Shares
     Putnam VT Small Cap Value Fund - Class IB Shares
     Putnam VT Voyager II Fund - Class IB Shares
     Salomon Brothers Capital Fund
     Travelers MFS Emerging Growth Portfolio
     Van Kampen Emerging Growth Portfolio - Class II Shares
     Smith Barney Small Cap Growth Opportunities Portfolio
     Variable Insurance Mid Cap Portfolio - Service Class 2

Addition as of September 17, 2001

     Travelers Alliance Growth Portfolio

                                AMENDMENT NO. II

                     To the Automatic Reinsurance Agreement
                                   (SA718-98)

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of September, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that Exhibit B, Investment Funds, is expanded as attached, with effective dates as noted.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

THE TRAVELERS LIFE AND ANNUITY COMPANY

By:    /s/ [ILLEGIBLE]                   Attest: /s/ [ILLEGIBLE]
       ------------------------------            ------------------------------
Title: 2nd VP & Actuary                  Title:  Counsel
Date:  12/11/02                          Date:   December 11,2002

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ [ILLEGIBLE]                   Attest: /s/ [ILLEGIBLE]
       ------------------------------            ------------------------------
Title: Vice President                    Title:  Senior VP
Date:  12/17/02                           Date:   12/17/02

                                    EXHIBIT B

                                Investment Funds

I. Separate Account - The Travelers Marquis Annuity

Fund Name
---------
AIM Capital Appreciation Portfolio
Delaware REIT Series                                       (name change to Delaware VIP REIT
                                                           Series - Standard Class as of May 1, 2002)
Delaware Small Cap Value Series                            (name change to Delaware VIP Small
                                                           Cap Value Series - Standard Class as of May 1, 2002)
Dreyfus Capital Appreciation Portfolio
Dreyfus Small Cap Portfolio
Franklin Small Cap Investments Fund Class II
Jurika & Voyles Core Equity Portfolio                      (merged into Salomon Brothers
                                                           Investors Fund as of Sept. 3, 2001)
Lazard International Equity Portfolio
MFS Research Portfolio
Montgomery Variable Series: Growth Portfolio               (substituted for AIM Capital
                                                           Appreciation Portfolio as of July 12, 2002)
NWQ Large Cap Portfolio                                    (name change to MFS Value Portfolio
                                                           as of May 1, 2001)
OCC Equity Portfolio                                       (substituted for AIM Capital
                                                           Appreciation Portfolio as of July 12, 2002)
Salomon Brothers Variable Investors Fund                   (name change to Salomon Brothers
                                                           Investors Fund as of May 1, 2001)
Smith Barney High Income Portfolio
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Money Market Portfolio
Strong Schafer Value Fund II                               (closed to New Investors as of May 1, 2001)

Templeton Developing Markets Fund Class II
Templeton International Fund Class II                      (name change to Templeton Foreign
                                                           Securities Fund Class II as of May 1, 2002)
Travelers Disciplined Mid Cap Portfolio                    (closed to New Investors as of May 1, 2001)

Travelers Large Cap Portfolio
Travelers Strategic Stock Portfolio                        (merged into Salomon Brothers
                                                           Investors Fund as of Sept. 3, 2001)

                                   EXHIBIT B

                                  (Continued)

Fund Name
---------
Travelers US Government Securities Portfolio
Warburg Emerging Markets Portfolio                         (name change to Credit Suisse
                                                           Emerging Markets Portfolio as of Dec. 12, 2001)
Travelers Managed Income Portfolio
Travelers Disciplined Small Cap Stock Portfolio            (merged into Salomon Brothers
                                                           Investors Fund as of Sept. 3, 2001)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares Janus Aspen Series Growth and Income Portfolio - Service Shares Janus Aspen International Growth Portfolio - Service Shares
     MFS Mid Cap Growth Portfolio
     Smith Barney Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

Additions as of May 1, 2001:

AIM V.I. Value Fund                                         (name change to AIM V.I. Premier
                                                            Equity Fund - Series I as of April 30, 2002)
Alliance Growth & Income Portfolio - Class B Shares
Alliance Premier Growth Portfolio - Class B Shares
Greenwich Street Series Appreciation Portfolio
Greenwich Street Series Fundamental Value Portfolio         (name/objective change from Total Return Fund)
                                                            (name change to PIMCO Total
PIMCO Total Return Bond Portfolio                           Return Portfolio - Administrative Class as of May 1, 2002)


Putnam VT International Growth Fund - Class IB Shares
Putnam VT Small Cap Value Fund - Class IB Shares
Putnam VT Voyager II Fund - Class IB Shares
Salomon Brothers Capital Fund
Travelers MFS Emerging Growth Portfolio
Van Kampen Emerging Growth Portfolio - Class II Shares
Smith Barney Small Cap Growth Opportunities Portfolio
Variable Insurance Mid Cap Portfolio - Service Class 2

                                   EXHIBIT B

                                   (Continued)

Addition as of September 17, 2001

     Travelers Alliance Growth Portfolio

Additions as of May 1, 2002:

     Franklin Mutual Share Securities Fund - Class II
     Smith Barney Large Cap Core Portfolio
     Travelers Series Federated High Yield Portfolio

Amendment III to Automatic Reinsurance Agreement # SA718-98 (Swiss Re # 1279101) effective July 1, 1998 between THE TRAVELERS INSURANCE COMPANY and THE TRAVELERS LIFE AND ANNUITY COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Exhibit B, Separate Account Mutual Funds, is revised and expanded as attached, with effective dates as noted.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY

By:    /s/ [ILLEGIBLE]                   Attest: /s/ [ILLEGIBLE]
       ------------------------------            ------------------------------
Title: 2nd VP & Actuary                  Title:  Actuary
Date:  8/6/03                            Date:   9/9/03

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ [ILLEGIBLE]                   Attest: /s/ [ILLEGIBLE]
       ------------------------------            ------------------------------
Title: Vice President                    Title:  Executive Vice President
Date:  6/19/03                           Date:   6/24/03

                                   EXHIBIT B

                                Investment Funds

I. Separate Account - The Travelers Marquis Annuity

Fund Name
--------
AIM Capital Appreciation Portfolio
Delaware REIT Series                                          (name change to
                                                              Delaware VIP REIT Series - Standard
                                                              Class as of May 1, 2002)

Delaware Small Cap Value Series                               (name change to
                                                              Delaware VIP Small Cap Value Series
                                                              - Standard Class as of May 1, 2002)
Dreyfus Capital Appreciation Portfolio
Dreyfus Small Cap Portfolio                                   (name and objective
                                                              change to Dreyfus Developing Leaders
                                                              Portfolio as of January 2, 2003)

Franklin Small Cap Investments Fund Class II
Jurika & Voyles Core Equity Portfolio                         (merged into Salomon
                                                              Brothers Investors Fund as of Sept. 3, 2001)

Lazard International Equity Portfolio
MFS Research Portfolio
Montgomery Variable Series: Growth Portfolio                  (substituted for AIM
                                                              Capital Appreciation
                                                              Portfolio as of July 12, 2002)

NWQ Large Cap Portfolio                                       (name change to MFS
                                                              Value Portfolio as of May 1, 2001)

OCC Equity Portfolio                                          (substituted for AIM
                                                              Capital Appreciation
                                                              Portfolio as of July 12, 2002)

                                   EXHIBIT B

                                  (Continued)


                                                        (name change to Salomon Brothers
Salomon Brothers Variable Investors Fund                Investors Fund as of May 1, 2001)


Smith Barney High Income Portfolio
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Money Market Portfolio
Strong Schafer Value Fund II                            (closed to New Investors as of May 1, 2001)


Templeton Developing Markets Fund Class II
Templeton International Fund Class II                   (name change to Templeton Foreign
                                                         Securities Fund Class II as of May 1, 2002)


Travelers Disciplined Mid Cap Portfolio                 (closed to New Investors as of May 1, 2001)


Travelers Large Cap Portfolio
Travelers Strategic Stock Portfolio                     (merged into Salomon Brothers
                                                         Investors Fund as of Sept. 3, 2001)


Travelers US Government Securities Portfolio
Warburg Emerging Markets Portfolio                      (name change to Credit Suisse
                                                        Emerging Markets Portfolio as of
                                                        Dec. 12, 2001) (closed to New Investors as of
                                                        May 1, 2003)


Travelers Managed Income Portfolio
Travelers Disciplined Small Cap Stock Portfolio         (merged into Salomon Brothers
                                                        Investors Fund as of Sept. 3, 2001)

                                   EXHIBIT B

                                  (Continued)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares
                                        (name change to Janus Aspen
                                        Series Mid Cap Growth Portfolio
                                        - Service Shares as of May 1, 2003)

     Janus Aspen Series Growth and Income Portfolio - Service Shares Janus Aspen International Growth Portfolio - Service Shares
     MFS Mid Cap Growth Portfolio
     Smith Barney Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

Additions as of May 1, 2001:

AIM V.I. Value Fund                                         (name change to AIM V.I. Premier
                                                            Equity Fund - Series I as of April 30, 2002)
                                                            (closed to New Investors as of May 1, 2003)

Alliance Growth & Income Portfolio - Class B Shares         (name change to AllianceBernstein
                                                            Growth & Income Portfolio - Class B
                                                            Shares as of May 1, 2003)

Alliance Premier Growth Portfolio - Class B Shares          (name change to AllianceBernstein
                                                            Premier Growth Portfolio-Class B
                                                            Shares as of May 1, 2003)

Greenwich Street Series Appreciation Portfolio
Greenwich Street Series Fundamental Value Portfolio         (name/objective change
                                                            from Total Return Fund)

                                   EXHIBIT B

                                  (Continued)

PIMCO Total Return Bond Portfolio                      (name change to
                                                       PIMCO Total Return Portfolio -
                                                       Administrative Class as of May 1, 2002)

Putnam VT International Growth Fund -
Class IB Shares                                        (name change to Putnam VT International
                                                       Equity Fund-Class IB Shares as of April 30, 2003)


Putnam VT Small Cap Value Fund - Class IB Shares
Putnam VT Voyager II Fund - Class IB Shares            (name change to Putnam VT
                                                       Discovery Growth Fund-Class IB Shares as of
                                                       April 30, 2003) (closed to New Investors as of
                                                       May 1, 2003)

Salomon Brothers Capital Fund                          (name change to Salomon
                                                       Brothers All Cap Fund-Class 1 as of April 30, 2003)

     Travelers MFS Emerging Growth Portfolio
     Van Kampen Emerging Growth Portfolio - Class II Shares
     Smith Barney Small Cap Growth Opportunities Portfolio
     Variable Insurance Mid Cap Portfolio - Service Class 2

Addition as of September 17, 2001
     Travelers Alliance Growth Portfolio

Additions as of May 1, 2002:
     Franklin Mutual Share Securities Fund - Class II
     Smith Barney Large Cap Core Portfolio
     Travelers Series Federated High Yield Portfolio

Additions as of May 1, 2003:
     American Global Growth Fund - Class 2
     American Growth-Income Fund - Class 2 Shares
     American Growth Fund - Class 2 Shares

     Travelers Equity Income Portfolio
     Travelers Pioneer Fund Portfolio

     Lord Abbett Growth and Income Portfolio
     Lord Abbett Mid-Cap Value Portfolio

     Lazard Retirement Small Cap Portfolio

Amendment IV to Automatic Reinsurance Agreement # SA718-98 (Swiss Re # 1279101) effective July 1, 1998 between THE TRAVELERS INSURANCE COMPANY and THE TRAVELERS LIFE AND ANNUITY COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Exhibit B, Separate Account Mutual Funds, is revised and expanded as attached, with effective dates as noted.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY

By:    /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
       ---------------------                   ----------------------
Title: 2nd VP & Actuary                Title:  VP & Actuary
Date:  11/11/03                        Date:   11/17/03

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
       ---------------------                   ----------------------
Title: Executive Vice President        Title:  [ILLEGIBLE]
Date:  9/24/03                         Date:  9/29/03

                                   EXHIBIT B

                                Investment Funds

I. Separate Account - The Travelers Marquis Annuity

Fund Name
----------------------------------------
AIM Capital Appreciation Portfolio
Delaware REIT Series                                         (name change to
                                                             Delaware VIP REIT
                                                             Series - Standard Class
                                                             as of May 1, 2002)

Delaware Small Cap Value Series                              (name change to
                                                             Delaware VIP Small Cap
                                                             Value Series - Standard
                                                             Class as of May 1,
                                                             2002)

Dreyfus Capital Appreciation Portfolio
Dreyfus Small Cap Portfolio                                 (name and objective
                                                             change to Dreyfus
                                                             Developing Leaders
                                                             Portfolio as of January
                                                             2, 2003)

Franklin Small Cap Investments Fund Class II
Jurika & Voyles Core Equity Portfolio                        (merged into Salomon
                                                             Brothers Investors Fund
                                                             as of Sept. 3, 2001)

Lazard International Equity Portfolio
MFS Research Portfolio                                       (name, subadvisor and
                                                             investment objective
                                                             change to Merrill Large
                                                             Cap Core Portfolio
                                                             effective November 15,
                                                             2003)

Montgomery Variable Series: Growth Portfolio                 (substituted for AIM
                                                             Capital Appreciation
                                                             Portfolio as of July 12,
                                                             2002)

NWQ Large Cap Portfolio                                      (name change to MFS
                                                             Value Portfolio as of
                                                             May 1, 2001)

                                   EXHIBIT B
                                  (Continued)

OCC Equity Portfolio                                         (substituted for AIM
                                                             Capital Appreciation
                                                             Portfolio as of July 12,
                                                             2002)

Salomon Brothers Variable Investors Fund                     (name change to
                                                             Salomon Brothers
                                                             Investors Fund as of
                                                             May 1, 2001)

Smith Barney High Income Portfolio
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Money Market Portfolio
Strong Schafer Value Fund II                                 (closed to New
                                                             Investors as of May 1,
                                                             2001)

Templeton Developing Markets Fund Class II
Templeton International Fund Class II                        (name change to
                                                             Templeton Foreign
                                                             Securities Fund Class II
                                                             as of May 1, 2002)

Travelers Disciplined Mid Cap Portfolio                      (closed to New
                                                             Investors as of May 1,
                                                             2001)

Travelers Large Cap Portfolio
Travelers Strategic Stock Portfolio                          (merged into Salomon
                                                             Brothers Investors Fund as
                                                             of Sept. 3, 2001)

Travelers US Government Securities Portfolio
Warburg Emerging Markets Portfolio                           (name change to Credit
                                                             Suisse Emerging
                                                             Markets Portfolio as of
                                                             Dec. 12, 2001) (closed
                                                             to New Investors as of
                                                             May 1, 2003)

Travelers Managed Income Portfolio
Travelers Disciplined Small Cap Stock Portfolio              (merged into Salomon
                                                             Brothers Investors Fund
                                                             as of Sept. 3, 2001)

                                   EXHIBIT B
                                  (Continued)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares
                                             (name change to Janus Aspen
                                             Series Mid    Cap Growth Portfolio
                                              - Service Shares as of May 1,2003)

     Janus Aspen Series Growth and Income Portfolio - Service Shares Janus Aspen International Growth Portfolio - Service Shares
     MFS Mid Cap Growth Portfolio
     Smith Barney Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

Additions as of May 1, 2001:

AIM V.I. Value Fund                                          (name change to AIM
                                                             V.I. Premier Equity Fund
                                                             - Series I as of April 30,
                                                             2002) (closed to New
                                                             Investors as of May 1,
                                                             2003)

Alliance Growth & Income Portfolio - Class B Shares          (name change to
                                                             AllianceBernstein
                                                             Growth & Income
                                                             Portfolio - Class B
                                                             Shares as of May 1,
                                                             2003)

Alliance Premier Growth Portfolio - Class B Shares           (name change to
                                                             AllianceBernstein
                                                             Premier Growth
                                                             Portfolio-Class B Shares
                                                             as of May 1, 2003)

Greenwich Street Series Appreciation Portfolio
Greenwich Street Series Fundamental Value Portfolio          (name/objective change
                                                             from Total Return Fund)

                                   EXHIBIT B
                                  (Continued)

     PIMCO Total Return Bond Portfolio                       (name change to
                                                             PIMCO Total Return Portfolio -
                                                             Administrative Class as
                                                             of May 1, 2002)

     Putnam VT International Growth Fund - Class IB Shares   (name change to Putnam VT
                                                             International Equity Fund-Class IB
                                                             Shares as of April 30, 2003)

     Putnam VT Small Cap Value Fund - Class IB Shares
     Putnam VT Voyager II Fund - Class IB Shares             (name change to Putnam VT
                                                             Discovery Growth Fund-Class IB
                                                             Shares as of April 30, 2003)
                                                             (closed to New Investors as of
                                                             May 1, 2003)

     Salomon Brothers Capital Fund                           (name change to Salomon
                                                             Brothers All Cap Fund-Class 1 as
                                                             of April 30, 2003)

     Travelers MFS Emerging Growth Portfolio
     Van Kampen Emerging Growth Portfolio - Class II Shares
     Smith Barney Small Cap Growth Opportunities Portfolio
     Variable Insurance Mid Cap Portfolio - Service Class 2

Addition as of September 17, 2001
     Travelers Alliance Growth Portfolio                     (name, subadvisor and
                                                             investment objective change to
                                                             Strategic Equity Portfolio
                                                             effective September 15, 2003)
Additions as of May 1, 2002:
     Franklin Mutual Share Securities Fund - Class II
     Smith Barney Large Cap Core Portfolio
     Travelers Series Federated High Yield Portfolio

Additions as of May 1, 2003:
     American Global Growth Fund - Class 2
     American Growth-Income Fund - Class 2 Shares
     American Growth Fund - Class 2 Shares

     Travelers Equity Income Portfolio
     Travelers Pioneer Fund Portfolio

     Lord Abbett Growth and Income Portfolio
     Lord Abbett Mid-Cap Value Portfolio
     Lazard Retirement Small Cap Portfolio

Amendment V to Automatic Reinsurance Agreement # SA718-98 (Swiss Re # 1279101) effective July 1, 1998 between THE TRAVELERS INSURANCE COMPANY and THE TRAVELERS LIFE AND ANNUITY COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective May 3, 2004, Exhibit B, Separate Account Mutual Funds, is revised and expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY

By:    /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
       ---------------------                   ----------------------
Title: Director                        Title:  VP & Actuary
Date:   9/20/2004                      Date:    9/20/2004

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
       ---------------------                   ----------------------
Title: Executive VP                    Title:  [ILLEGIBLE]
Date:   7/8/04                         Date:   7/9/04

                                   EXHIBIT B

                                Investment Funds

I. Separate Account - The Travelers Marquis Annuity

Fund Name
---------------------------------------------------------
AIM Capital Appreciation Portfolio
Delaware REIT Series                                         (name change to
                                                             Delaware VIP REIT
                                                             Series - Standard Class
                                                             as of May 1, 2002)

Delaware Small Cap Value Series                              (name change to
                                                             Delaware VIP Small Cap
                                                             Value Series - Standard
                                                             Class as of May 1,
                                                             2002)
Dreyfus Capital Appreciation Portfolio
Dreyfus Small Cap Portfolio                                  (name and objective
                                                             change to Dreyfus
                                                             Developing Leaders
                                                             Portfolio as of January
                                                             2, 2003)

Franklin Small Cap Investments Fund Class II
Jurika & Voyles Core Equity Portfolio                        (merged into Salomon
                                                             Brothers Investors Fund
                                                             as of Sept. 3, 2001)

Lazard International Equity Portfolio
MFS Research Portfolio                                       (name, subadvisor and
                                                             investment objective
                                                             change to Merrill Large
                                                             Cap Core Portfolio
                                                             effective November 15,
                                                             2003)

Montgomery Variable Series: Growth Portfolio                 (substituted for AIM
                                                             Capital Appreciation
                                                             Portfolio as of July 12,
                                                             2002)

NWQ Large Cap Portfolio                                      (name change to MFS
                                                             Value Portfolio as of
                                                             May 1, 2001)

                                   EXHIBIT B
                                  (Continued)

OCC Equity Portfolio                                         (substituted for AIM
                                                             Capital Appreciation
                                                             Portfolio as of July 12,
                                                             2002)

Salomon Brothers Variable Investors Fund                     (name change to Salomon
                                                             Brothers Investors Fund
                                                             as of May 1, 2001)

Smith Barney High Income Portfolio
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Money Market Portfolio
Strong Schafer Value Fund II                                 (closed to New
                                                             Investors as of May 1,
                                                             2001)

Templeton Developing Markets Fund Class II
Templeton International Fund Class II                        (name change to
                                                             Templeton Foreign
                                                             Securities Fund Class II
                                                             as of May 1, 2002)

Travelers Disciplined Mid Cap Portfolio                      (closed to New
                                                             Investors as of May 1,
                                                             2001)

Travelers Large Cap Portfolio
Travelers Strategic Stock Portfolio                          (merged into Salomon
                                                             Brothers Investors Fund
                                                             as of Sept. 3, 2001)

Travelers US Government Securities Portfolio
Warburg Emerging Markets Portfolio                           (name change to Credit
                                                             Suisse Emerging
                                                             Markets Portfolio as of
                                                             Dec. 12, 2001) (closed
                                                             to New Investors as of
                                                             May 1, 2003)

Travelers Managed Income Portfolio
Travelers Disciplined Small Cap Stock Portfolio              (merged into Salomon
                                                             Brothers Investors Fund
                                                             as of Sept. 3, 2001)

                                   EXHIBIT B
                                  (Continued)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares
                                            (name change to Janus Aspen
                                            Series Mid Cap Growth Portfolio
                                            - Service Shares as of May 1,2003)

     Janus Aspen Series Growth and Income Portfolio - Service Shares

     Janus Aspen International Growth Portfolio - Service Shares (closed to New
                                                                Investors as of
                                                                May 3, 2004)

     MFS Mid Cap Growth Portfolio
     Smith Barney Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

Additions as of May 1, 2001:

     AIM V.I. Value Fund                                     (name change to AIM
                                                             V.I. Premier Equity Fund
                                                             - Series I as of April 30,
                                                             2002) (closed to New
                                                             Investors as of May 1,
                                                             2003)

     Alliance Growth & Income Portfolio - Class B Shares     (name change to
                                                             AllianceBernstein
                                                             Growth & Income
                                                             Portfolio - Class B
                                                             Shares as of May 1,
                                                             2003)

     Alliance Premier Growth Portfolio - Class B Shares      (name change to
                                                             AllianceBernstein
                                                             Premier Growth
                                                             Portfolio-Class B Shares
                                                             as of May 1, 2003)
     Greenwich Street Series Appreciation Portfolio
     Greenwich Street Series Fundamental Value Portfolio     (name/objective change
                                                             from Total Return Fund)

                                   EXHIBIT B
                                  (Continued)

     PIMCO Total Return Bond Portfolio                       (name change to
                                                             PIMCO Total Return
                                                             Portfolio -
                                                             Administrative Class as
                                                             of May 1, 2002)

     Putnam VT International Growth Fund - Class IB Shares   (name change to Putnam VT
                                                             International Equity Fund-Class IB
                                                             Shares as of April 30, 2003)
                                                             (closed to New Investors as of
                                                             May 3, 2004)

     Putnam VT Small Cap Value Fund - Class IB Shares
     Putnam VT Voyager II Fund - Class IB Shares             (name change to Putnam VT
                                                             Discovery Growth Fund-Class IB
                                                             Shares as of April 30, 2003)
                                                             (closed to New Investors as of
                                                             May 1, 2003)

     Salomon Brothers Capital Fund                           (name change to Salomon
                                                             Brothers All Cap Fund-Class 1 as
                                                             of April 30, 2003)

     Travelers MFS Emerging Growth Portfolio
     Van Kampen Emerging Growth Portfolio - Class II Shares
     Smith Barney Small Cap Growth Opportunities Portfolio
     Variable Insurance Mid Cap Portfolio - Service Class 2

Addition as of September 17, 2001
     Travelers Alliance Growth Portfolio                     (name, subadvisor and
                                                             investment objective change to
                                                             Strategic Equity Portfolio
                                                             effective September 15, 2003)
Additions as of May 1, 2002:
     Franklin Mutual Share Securities Fund - Class II
     Smith Barney Large Cap Core Portfolio
     Travelers Series Federated High Yield Portfolio

Additions as of May 1, 2003:
     American Global Growth Fund - Class 2
     American Growth-Income Fund - Class 2 Shares
     American Growth Fund - Class 2 Shares

     Travelers Equity Income Portfolio
     Travelers Pioneer Fund Portfolio

   Lord Abbett Growth and Income Portfolio
   Lord Abbett Mid-Cap Value Portfolio
   Lazard Retirement Small Cap Portfolio

Additions as of May 3, 2004:

   Smith Barney Multiple Discipline Portfolio - All Cap Growth and Value
   Smith Barney Multiple Discipline Portfolio - Global All Cap Growth and Value
   Smith Barney Multiple Discipline Portfolio - Large Cap Growth and Value
   Smith Barney Multiple Discipline Portfolio - SB Adjustable Rate Income Portfolio

Amendment VI to Automatic Reinsurance Agreement # SA718-98 (Swiss Re # 1279101) effective July 1, 1998 between THE TRAVELERS INSURANCE COMPANY and THE TRAVELERS LIFE AND ANNUITY COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective November 7, 2005, Exhibit B, Investment Funds, is revised and expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY

By     /s/ [ILLEGIBLE]                 By
       ---------------------                   ---------------------
Title  Director Metlife                Title
                                               ---------------------
Date  1/19/2006                        Date
                                               ---------------------

SWISS RE LIFE & HEALTH AMERICA INC.

By     /s/ [ILLEGIBLE]                 By /s/ [ILLEGIBLE]
       ---------------------                   ----------------------
Title  Executive Vice President        Title   2 VP
Date  1/5/06                           Date   1/10/06

                                   EXHIBIT B
                                Investment Funds

I. Separate Account - The Travelers Marquis Annuity

 Fund Name
--------------------------------------------------------
AIM Capital Appreciation Portfolio
Delaware REIT Series                                         (name change to Delaware
                                                             VIP REIT Series - Standard
                                                             Class as of May 1, 2002)
                                                             (CLOSED TO NEW INVESTORS AS
                                                             OF NOVEMBER 7, 2005)

Delaware Small Cap Value Series                              (name change to Delaware
                                                             VIP Small Cap Value Series
                                                             - Standard Class as of May
                                                             1, 2002) (CLOSED TO NEW
                                                             INVESTORS AS OF NOVEMBER 7,
                                                             2005)

Dreyfus Capital Appreciation Portfolio                       (name change to Dreyfus
                                                             VIF Appreciation Portfolio
                                                             as of May 1, 2000) (CLOSED
                                                             TO NEW INVESTORS AS OF
                                                             NOVEMBER 7, 2005)

Dreyfus Small Cap Portfolio                                  (name and objective change
                                                             to Dreyfus VIF Developing
                                                             Leaders Portfolio as of
                                                             January 2, 2003) (CLOSED TO
                                                             NEW INVESTORS AS OF
                                                             NOVEMBER 7, 2005)

Franklin Small Cap Investments Fund Class II                 (closed to New Investors as
                                                             of May 2, 2005)
                                                             (name change to Franklin
                                                             Small-Mid Cap Growth
                                                             Securities Fund - Class 2
                                                             Shares as of May 2, 2005)

Jurika & Voyles Core Equity Portfolio                        (merged into Salomon
                                                             Brothers Investors Fund as
                                                             of Sept. 3, 2001)

Lazard International Equity Portfolio                        (name and subadvisor
                                                             change to Mondrian
                                                             International Stock
                                                             Portfolio effective May 2,
                                                             2005) (CLOSED TO NEW
                                                             INVESTORS AS OF NOVEMBER 7,
                                                             2005)

                                   EXHIBIT B
                                  (Continued)

     MFS Research Portfolio                                  (name, subadvisor and
                                                             investment objective
                                                             change to Merrill
                                                             Lynch Large Cap Core
                                                             Portfolio effective November 15
                                                             , 2003)
                                                             (name change to Mercury
                                                             Large Cap Core Portfolio as
                                                             of May 2, 2005)

     Montgomery Variable Series: Growth Portfolio            (substituted for AIM Capital
                                                             Appreciation Portfolio as of
                                                             July 12, 2002)

     NWQ Large Cap Portfolio                                 (name change to MFS Value
                                                             Portfolio as of May 1,
                                                             2001)

     OCC Equity Portfolio                                    (substituted for AIM Capital
                                                             Appreciation Portfolio as of
                                                             July 12, 2002)

     Salomon Brothers Variable Investors Fund                (name change to Salomon
                                                             Brothers Variable Investors
                                                             Fund Class I as of May 1,
                                                             2001)

     Smith Barney High Income Portfolio (CLOSED TO NEW INVESTORS AS OF
                                        NOVEMBER 7, 2005)
     Smith Barney Large Capitalization Growth Portfolio
     Smith Barney Money Market Portfolio
     Strong Schafer Value Fund II                            (closed to New Investors as
                                                             of May 1, 2001)

     Templeton Developing Markets Fund Class II
     Templeton International Fund Class II                   (name change to
                                                             Templeton Foreign
                                                             Securities Fund Class II as
                                                             of May 1, 2002)

     Travelers Disciplined Mid Cap Portfolio                 (closed to New Investors as
                                                             of May 1, 2001)

                                   EXHIBIT B
                                  (Continued)

     Travelers Large Cap Portfolio

     Travelers Strategic Stock Portfolio                     (merged into Salomon
                                                             Brothers Investors Fund as
                                                             of Sept. 3, 2001)

     Travelers US Government Securities Portfolio
     Warburg Emerging Markets Portfolio                      (name change to Credit
                                                             Suisse Emerging Markets
                                                             Portfolio as of Dec. 12,
                                                             2001), (closed to New
                                                             Investors as of May 1,
                                                             2003)

     Travelers Managed Income Portfolio
     Travelers Disciplined Small Cap Stock Portfolio         (merged into Salomon
                                                             Brothers Investors Fund as
                                                             of Sept. 3, 2001)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio- Service Shares
                                                             (name change to Janus
                                                             Aspen Series Mid Cap
                                                             Growth Portfolio -
                                                             Service Shares as of May
                                                             1,2003) (CLOSED TO NEW
                                                             INVESTORS AS OF NOVEMBER 7,
                                                             2005)

     Janus Aspen Series Growth and Income Portfolio- Service Shares (CLOSED TO NEW
                                                             INVESTORS AS OF NOVEMBER 7, 2005)

     Janus Aspen International Growth Portfolio - Service Shares
                                                            (closed to New Investors as
                                                            of May 3, 2004)

     MFS Mid Cap Growth Portfolio
     Smith Barney Aggressive Growth Portfolio

                                   EXHIBIT B
                                  (Continued)

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio (CLOSED TO NEW INVESTORS AS OF NOVEMBER 7, 2005

Additions as of May 1, 2001:

     AIM V.I. Value Fund                                      (name change to AIM V.I.
                                                              Premier Equity Fund -
                                                              Series I as of April 30,
                                                              2002) (closed to New
                                                              Investors as of May 1,
                                                              2003)
     Alliance Growth & Income Portfolio - Class B Shares      (name change to
                                                              AllianceBernstein Growth &
                                                              Income Portfolio - Class B
                                                              Shares as of May 1, 2003)
                                                              (CLOSED TO NEW INVESTORS AS
                                                              OF NOVEMBER 7, 2005)

     Alliance Premier Growth Portfolio - Class B Shares       (name change to
                                                              AllianceBernstein Premier
                                                              Growth Portfolio-Class B
                                                              Shares as of May 1, 2003)
                                                              (name change to
                                                              AllianceBernstein Large-Cap
                                                              Growth Portfolio - Class B
                                                              as of May 2, 2005) (CLOSED
                                                              TO NEW INVESTORS AS OF
                                                              NOVEMBER 7, 2005)

     Greenwich Street Series Appreciation Portfolio
     Greenwich Street Series Fundamental Value Portfolio      (name/objective change
                                                              from Total Return Fund)

     PIMCO Total Return Bond Portfolio                        (name change to PIMCO
                                                              Total Return Portfolio -
                                                              Administrative Class as of
                                                              May 1, 2002) (CLOSED TO
                                                              NEW INVESTORS AS OF
                                                              NOVEMBER 7, 2005)

     Putnam VT International Growth Fund- Class IB Shares     (name change to Putnam VT
                                                              International Equity Fund-Class IB
                                                              Shares as of April 30, 2003)
                                                              (closed to New Investors as of
                                                              May 3, 2004)

                                   EXHIBIT B
                                  (Continued)

     Putnam VT Small Cap Value Fund - Class IB Shares         (CLOSED TO NEW INVESTORS AS OF
                                                              NOVEMBER 7, 2005)

     Putnam VT Voyager II Fund - Class IB Shares              (name change to Putnam VT
                                                              Discovery Growth Fund-Class IB
                                                              Shares as of April 30, 2003)
                                                              (closed to New Investors as of
                                                              May 1, 2003)

     Salomon Brothers Capital Fund                            (name change to Salomon  Brothers
                                                              Variable All Cap Fund-Class I as of
                                                              April 30, 2003), (closed to New
                                                              Investors as of May 2, 2005)

     Travelers MFS Emerging Growth Portfolio                  (merged into MFS Mid Cap Growth
                                                              Portfolio as of February 25, 2005)
                                                              (CLOSED TO NEW INVESTORS AS OF
                                                              NOVEMBER 7, 2005)

     Van Kampen Emerging Growth Portfolio- Class II Shares
     Smith Barney Small Cap Growth Opportunities Portfolio    (CLOSED TO NEW INVESTORS AS OF
                                                              NOVEMBER 7, 2005)
     Variable Insurance Mid Cap Portfolio - Service Class 2   (CLOSED TO NEW INVESTORS AS OF
                                                              NOVEMBER 7, 2005)

Addition as of September 17, 2001
     Travelers Alliance Growth Portfolio                      (name, subadvisor and investment
                                                              objective change to Strategic Equity
                                                              Portfolio effective September 15, 2003)
                                                              (CLOSED TO NEW INVESTORS AS OF
                                                              NOVEMBER 7, 2005)
Additions as of May 1, 2002:
     Franklin Mutual Share Securities Fund - Class II
     Smith Barney Large Cap Core Portfolio                    (name change to Smith Barney
                                                              Divided Strategy Portfolio as of
                                                              October 15, 2004)

     Travelers Series Federated High Yield Portfolio

Additions as of May 1, 2003:
     American Global Growth Fund - Class 2
     American Growth-Income Fund - Class 2 Shares
     American Growth Fund - Class 2 Shares

     Travelers Equity Income Portfolio
     Travelers Pioneer Fund Portfolio

                                   EXHIBIT B
                                  (Continued)

     Lord Abbett Growth and Income Portfolio CLOSED TO NEW INVESTORS AS OF NOVEMBER 7, 2005)
     Lord Abbett Mid-Cap Value Portfolio (CLOSED TO NEW INVESTORS AS OF NOVEMBER 7, 2005)
     Lazard Retirement Small Cap Portfolio

Additions as of May 3, 2004:

     Smith Barney Multiple Discipline Portfolio - All Cap Growth and Value
     Smith Barney Multiple Discipline Portfolio - Global All Cap Growth and Value (CLOSED TO NEW
                                                  INVESTORS AS OF NOVEMBER 7, 2005)
     Smith Barney Multiple Discipline Portfolio - Large Cap Growth and Value
     Smith Barney Multiple Discipline Portfolio - SB Adjustable Rate Income Portfolio (CLOSED TO
                                                  NEW INVESTORS AS OF NOVEMBER 7, 2005)

Additions as of May 2, 2005:

     Capital Appreciation Fund (Janus)
     PIMCO Real Return Portfolio - Adm Class - (CLOSED TO NEW INVESTORS AS OF NOVEMBER 7,
                                                2005)

     Pioneer Mid Cap Value Portfolio
     Style Focus Series: Small Cap Growth Portfolio
     Style Focus Series: Small Cap Value Portfolio

Additions as of November 7, 2005:

     Legg Mason Value Equity Portfolio - Fund code H3
     Lord Abbett Growth and Income Portfolio- Fund Code HL
     Lord Abbett Growth Opportunities Portfolio- Fund Code HO
     Lord Abbett Mid-Cap Value Portfolio - Fund Code HN
     MFS (R) Research International Portfolio - Fund Code HU
     MFS (R) Total Return Portfolio - Fund Code KT
     Neuberger Berman Real Estate Portfolio - Fund Code HQ
     PIMCO Inflation Protected Bond Portfolio - Fund Code H1
     PIMCO Total Return Portfolio - Fund Code HK
     Salomon Brothers U.S. Government Portfolio- Fund Code HO
     Salomon Brothers Variable High Yield Bond Fund Class I- Fund Code CJ
     Salomon Brothers Variable Small Cap Growth Fund Class I- Fund Code SS
     Van Kampen Comstock Portfolio - Fund Code HR

Amendment VII to Automatic Reinsurance Agreement # SA718-98 (Swiss Re # 1279101) effective July 1, 1998 between THE TRAVELERS INSURANCE COMPANY and THE TRAVELERS LIFE AND ANNUITY COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective May 1, 2006, Exhibit B, Investment Funds, is revised and expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY*
THE TRAVELERS LIFE AND ANNUITY COMPANY**

By /s/ [ILLEGIBLE]
   -----------------------
Title AVP & Actuary

Date  5/18/08

SWISS RE LLFE & HEALTH AMERICA INC.

By /s/ [ILLEGIBLE]                  By /s/ [ILLEGIBLE]
   -----------------------             ----------------------
Title Head of Products              Title 2 VP

Date  5/12/06                       Date  5/15/06

* Name changed on 5/1/04 to MetLife Insurance Company of Connecticut.

** Name changed on 5/1/04 to MetLife Life and Annuity Company of Connecticut.

                                   EXHIBIT B
                                Investment Funds


I.     Separate Account - The Travelers Marquis Annuity

     Fund Name

     AIM Capital Appreciation Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: MET/AIM CAPITAL APPRECIATION PORTFOLIO - (CLASS A SHARES)

     Delaware REIT Series

          - Effective May 1, 2002, name change to Delaware VIP REIT Series - Standard Class

          -    Closed to New Investors as of November 7, 2005

     Delaware Small Cap Value Series

          - Effective May 1, 2002, name change to Delaware VIP Small Cap Value Series - Standard Class

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Capital Appreciation Portfolio

          - Effective May 1, 2000, name change to Dreyfus VIF Appreciation Portfolio

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Small Cap Portfolio

          - Effective January 2, 2003, name and objective change to Dreyfus VIF Developing Leaders Portfolio

          -    Closed to New Investors as of November 7, 2005

     Franklin Small Cap Investments Fund Class II

          -    Closed to New Investors as of May 2, 2005

          - Effective May 2, 2005, name change to Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares

     Jurika & Voyles Core Equity Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO - (CLASS I SHARES)

     Lazard International Equity Portfolio

          - Effective May 2, 2005, name and subadvisor change to Mondrian International Stock Portfolio

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: HARRIS OAKMARK INTERNATIONAL PORTFOLIO - (CLASS A SHARES)

                                   EXHIBIT B
                                  (Continued)

     MFS Research Portfolio

          - Effective November 15, 2003, name, subadvisor and investment objective change to Merrill Lynch Large Cap Core Portfolio

          -    Effective May 2, 2005, name change to Mercury Large Cap Core
               Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; RETAINS FUND NAME OF MERCURY LARGE CAP CORE PORTFOLIO - (CLASS A SHARES)

     Montgomery Variable Series: Growth Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     NWQ Large Cap Portfolio

          -    Effective May 1, 2001, name change to MFS(R) Value Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; RETAINS FUND NAME OF MFS(R) VALUE PORTFOLIO - (CLASS A SHARES)

     OCC Equity Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     Salomon Brothers Variable Investors Fund

          - Effective May 1, 2001, name change to Salomon Brothers Variable Investors Fund Class I

     Smith Barney High Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

     Smith Barney Large Capitalization Growth Portfolio

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

     Smith Barney Money Market Portfolio

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE MONEY MARKET PORTFOLIO

     Strong Schafer Value Fund II

          -    Closed to New Investors as of May 1, 2001

     Templeton Developing Markets Fund Class II

     Templeton International Fund Class II

          - Effective May 1, 2002, name change to Templeton Foreign Securities Fund Class II

                                   EXHIBIT B
                                  (Continued)

     Travelers Disciplined Mid Cap Portfolio

          -    Closed to New Investors as of May 1, 2001

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: BATTERYMARCH MID-CAP STOCK PORTFOLIO
               - (CLASS A SHARES)

     Travelers Large Cap Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: FI LARGE CAP PORTFOLIO - (CLASS A SHARES)

     Travelers Strategic Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO - (CLASS I SHARES)

     Travelers US Government Securities Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO -(CLASS A SHARES)

     Warburg Emerging Markets Portfolio

          - Effective December 12, 2001, name change to Credit Suisse Emerging Markets Portfolio

          -    Closed to New Investors as of May 1, 2003

     Travelers Managed Income Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: BLACKROCK BOND INCOME PORTFOLIO - (CLASS E SHARES)

     Travelers Disciplined Small Cap Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO - (CLASS I SHARES)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares

          - Effective May 1,2003, name change to Janus Aspen Series Mid Cap Growth Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

                                   EXHIBIT B
                                  (Continued)

     Janus Aspen Series Growth and Income Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

          -    EFFECTIVE MAY 1, 2006, FUND SUBSTITUTED BY NEW TRUST:
               METROPOLITAN SERIES FUND; NEW FUND NAME: T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO - (CLASS B SHARES)

     Janus Aspen International Growth Portfolio - Service Shares

          -    Closed to New Investors as of May 3, 2004

     MFS Mid Cap Growth Portfolio

          -    EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN
               SERIES FUND; NEW FUND NAME: BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
               - (CLASS D SHARES)

     Smith Barney Aggressive Growth Portfolio

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE AGGRESSIVE GROWTH PORTFOLIO

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

Additions as of May 1, 2001:

     AIM V.I. Value Fund

          - Effective April 30, 2002, name change to AIM V.I. Premier Equity Fund - Series I

          -    Closed to New Investors as of May 1, 2003

          -    EFFECTIVE MAY 1, 2006, MERGED INTO AIM VI CORE EQUITY FUND -
               SERIES I

     Alliance Growth & Income Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Growth & Income Portfolio - Class B Shares

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: LORD ABBETT GROWTH AND INCOME PORTFOLIO - (CLASS B SHARES)

                                   EXHIBIT B
                                  (Continued)

     Alliance Premier Growth Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Premier Growth Portfolio-Class B Shares

          - Effective May 2, 2005, name change to AllianceBernstein Large-Cap Growth Portfolio - Class B

          -    Closed to New Investors as of November 7, 2005

          -    EFFECTIVE MAY 1, 2006, FUND SUBSTITUTED BY NEW TRUST:
               METROPOLITAN SERIES FUND; NEW FUND NAME: T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO - (CLASS B SHARES)

     Greenwich Street Series Appreciation Portfolio

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

     Greenwich Street Series Fundamental Value Portfolio

          -    Name/objective change from Total Return Fund

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE FUNDAMENTAL VALUE PORTFOLIO

     PIMCO Total Return Bond Portfolio

          - Effective May 1, 2002, name change to PIMCO Total Return Portfolio - Administrative Class

          -    Closed to New Investors as of November 7, 2005

     Putnam VT International Growth Fund - Class IB Shares

          - Effective April 30, 2003, name change to Putnam VT International Equity Fund-Class IB Shares

          -    Closed to New Investors as of May 3, 2004

     Putnam VT Small Cap Value Fund - Class IB Shares

          -    Closed to New Investors as of November 7, 2005

     Putnam VT Voyager II Fund - Class IB Shares

          - Effective April 30, 2003, name change to Putnam VT Discovery Growth Fund-Class IB Shares

          -    Closed to New Investors as of May 1, 2003

     Salomon Brothers Capital Fund

          - Effective April 30, 2003, name change to Salomon Brothers Variable All Cap Fund-Class I

          -    Closed to New Investors as of May 2, 2005

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE ALL CAP PORTFOLIO - (CLASS I SHARES)

                                   EXHIBIT B
                                  (Continued)

     Travelers MFS Emerging Growth Portfolio

          -    Effective February 25, 2005, merged into MFS Mid Cap Growth
               Portfolio

          -    Closed to New Investors as of November 7, 2005

     Van Kampen Emerging Growth Portfolio - Class II Shares

     Smith Barney Small Cap Growth Opportunities Portfolio

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO - (CLASS I SHARES)

     Variable Insurance Mid Cap Portfolio - Service Class 2

          -    Closed to New Investors as of November 7, 2005


Addition as of September 17, 2001

     Travelers Alliance Growth Portfolio

          - Effective September 15, 2003, name, subadvisor and investment objective change to Strategic Equity Portfolio

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: FI LARGE CAP PORTFOLIO - (CLASS A SHARES)

Additions as of May 1, 2002:

     Franklin Mutual Share Securities Fund - Class II

          - EFFECTIVE MAY 1, 2006, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: LORD ABBETT GROWTH AND INCOME PORTFOLIO - (CLASS B SHARES)

     Smith Barney Large Cap Core Portfolio

          - Effective October 15, 2004, name change to Smith Barney Divided Strategy Portfolio

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE DIVIDEND STRATEGY PORTFOLIO

     Travelers Series Federated High Yield Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; RETAINS FUND NAME: FEDERATED HIGH YIELD PORTFOLIO - (CLASS A SHARES)

Additions as of May 1, 2003:

     American Global Growth Fund - Class 2

     American Growth-Income Fund - Class 2 Shares

     American Growth Fund - Class 2 Shares

                                   EXHIBIT B
                                  (Continued)

     Travelers Equity Income Portfolio

          -    EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN
               SERIES FUND; NEW FUND NAME: FL VALUE LEADERS PORTFOLIO - (CLASS D SHARES)

     Travelers Pioneer Fund Portfolio

          - EFFECTIVE, MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; RETAINS FUND NAME OF PIONEER FUND PORTFOLIO - (CLASS A SHARES)

     Lord Abbett Growth and Income Portfolio

          -    Closed to New Investors as of November 7, 2005

     Lord Abbett Mid-Cap Value Portfolio

          -    Closed to New Investors as of November 7, 2005

     Lazard Retirement Small Cap Portfolio

Additions as of May 3, 2004:

     Smith Barney Multiple Discipline Portfolio - All Cap Growth and Value

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO - ALL CAP GROWTH AND VALUE

     Smith Barney Multiple Discipline Portfolio - Global All Cap Growth and
     Value

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO - GLOBAL ALL CAP GROWTH AND VALUE

     Smith Barney Multiple Discipline Portfolio - Large Cap Growth and Value

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO - LARGE CAP GROWTH AND VALUE

     Smith Barney Multiple Discipline Portfolio - SB Adjustable Rate Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

Additions as of May 2, 2005:

     Capital Appreciation Fund (Janus)

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: JANUS CAPITAL APPRECIATION PORTFOLIO
               - (CLASS A SHARES)

     PIMCO Real Return Portfolio - Adm Class

          -    Closed to New Investors as of November 7, 2005

                                   EXHIBIT B
                                  (Continued)

     Pioneer Mid Cap Value Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; RETAINS FUND NAME OF PIONEER MID-CAP VALUE PORTFOLIO - (CLASS A SHARES)

     Style Focus Series: Small Cap Growth Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: MET/AIM SMALL CAP GROWTH PORTFOLIO - (CLASS A SHARES)

     Style Focus Series: Small Cap Value Portfolio

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: DREMAN SMALL-CAP VALUE PORTFOLIO - (CLASS A SHARES)

Additions as of November 7, 2005:

     Legg Mason Value Equity Portfolio - Fund code H3

     Lord Abbett Growth and Income Portfolio - Fund Code HL

     Lord Abbett Growth Opportunities Portfolio - Fund Code HO

     Lord Abbett Mid-Cap Value Portfolio - Fund Code HN

     MFS(R) Research International Portfolio - Fund Code HU

     MFS(R) Total Return Portfolio - Fund Code KT

          - MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; RETAINS FUND NAME OF MFS(R) TOTAL RETURN PORTFOLIO - (CLASS F SHARES)

     Neuberger Berman Real Estate Portfolio - Fund Code HQ

     PIMCO Inflation Protected Bond Portfolio - Fund Code H1

     PIMCO Total Return Portfolio - Fund Code HK

     Salomon Brothers U.S. Government Portfolio - Fund Code HO

          - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO - (CLASS A SHARES)

     Salomon Brothers Variable High Yield Bond Fund Class I - Fund Code CJ

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE HIGH YIELD BOND PORTFOLIO - (CLASS I SHARES)

     Salomon Brothers Variable Small Cap Growth Fund Class I - Fund Code SS

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO

                                   EXHIBIT B
                                  (Continued)

     Van Kampen Comstock Portfolio - Fund Code HR

     Wells Fargo Advantage Multi Cap Value Fund

          - EFFECTIVE MAY 1, 2006, NAME CHANGE TO WELLS FARGO VT ADVANTAGE SMALL/MID CAP VALUE FUND

Amendment VIII to Automatic Reinsurance Agreement # SA718-98 (Swiss Re # 1279101) effective July 1, 1998 between METLIFE INSURANCE COMPANY OF CONNECTICUT and METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective November 13, 2006, Exhibit B, Investment Funds, is revised and expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by all parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By /s/ [ILLEGIBLE]                    By    /s/ [ILLEGIBLE]
   -----------------------                  -------------------------

Title AVP & Actuary                   Title  Actuary

Date  1/22/07                         Date   1/30/07

SWISS RE LIFE & HEALTH AMERICA INC.

By /s/ [ILLEGIBLE]                    By    /s/ [ILLEGIBLE]
   -----------------------                  -------------------------

Title Managing Director               Title  2VP

Date   12/7/06                        Date 12/4/06

                                EXHIBIT B
                            Investment Funds

I.   Separate Account - The Travelers Marquis Annuity

     Fund Name


     AIM Capital Appreciation Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Capital Appreciation Portfolio - (Class A Shares)

     Delaware REIT Series

          - Effective May 1, 2002, name change to Delaware VIP REIT Series - Standard Class

          -    Closed to New Investors as of November 7, 2005

     Delaware Small Cap Value Series

          - Effective May 1, 2002, name change to Delaware VIP Small Cap Value Series - Standard Class

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Capital Appreciation Portfolio

          - Effective May 1, 2000, name change to Dreyfus VIF Appreciation Portfolio

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Small Cap Portfolio

          - Effective January 2, 2003, name and objective change to Dreyfus VIF Developing Leaders Portfolio

          -    Closed to New Investors as of November 7, 2005

     Franklin Small Cap Investments Fund Class II

          -    Closed to New Investors as of May 2, 2005

          - Effective May 2, 2005, name change to Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares

     Jurika & Voyles Core Equity Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

     Lazard International Equity Portfolio

          - Effective May 2, 2005, name and subadvisor change to Mondrian International Stock Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Harris Oakmark International Portfolio - (Class A Shares)

                                   EXHIBIT B
                                  (Continued)

     MFS Research Portfolio

          - Effective November 15, 2003, name, subadvisor and investment objective change to Merrill Lynch Large Cap Core Portfolio

          -    Effective May 2, 2005, name change to Mercury Large Cap Core
               Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Mercury Large Cap Core Portfolio - (Class A Shares)

          - EFFECTIVE NOVEMBER 13, 2006, FUND NAME CHANGE TO BLACKROCK LARGE-CAP CORE PORTFOLIO

     Montgomery Variable Series: Growth Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     NWQ Large Cap Portfolio

          -    Effective May 1, 2001, name change to MFS(R) Value Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of MFS(R) Value Portfolio - (Class A Shares)

     OCC Equity Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     Salomon Brothers Variable Investors Fund

          - Effective May 1, 2001, name change to Salomon Brothers Variable Investors Fund Class I

     Smith Barney High Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable High Income Portfolio

          - EFFECTIVE NOVEMBER 13, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

     Smith Barney Large Capitalization Growth Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Large Cap Growth Portfolio

     Smith Barney Money Market Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Money Market Portfolio

     Strong Schafer Value Fund II

          -    Closed to New Investors as of May 1, 2001

     Templeton Developing Markets Fund Class II

     Templeton International Fund Class II

          - Effective May 1, 2002, name change to Templeton Foreign Securities Fund Class II

                                 EXHIBIT B
                                (Continued)

     Travelers Disciplined Mid Cap Portfolio

          -    Closed to New Investors as of May 1, 2001

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Batterymarch Mid-Cap Stock Portfolio
               - (Class A Shares)

     Travelers Large Cap Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: FI Large Cap Portfolio - (Class A Shares)

     Travelers Strategic Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

     Travelers US Government Securities Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management U.S. Government Portfolio -(Class A Shares)

     Warburg Emerging Markets Portfolio

          - Effective December 12, 2001, name change to Credit Suisse Emerging Markets Portfolio

          -    Closed to New Investors as of May 1, 2003

     Travelers Managed Income Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: BlackRock Bond Income Portfolio - (Class E Shares)

     Travelers Disciplined Small Cap Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares

          - Effective May 1,2003, name change to Janus Aspen Series Mid Cap Growth Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

                                 EXHIBIT B
                                (Continued)

     Janus Aspen Series Growth and Income Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

          -    Effective May 1, 2006,fund substituted by new trust:
               Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth Portfolio - (Class B Shares)

     Janus Aspen International Growth Portfolio - Service Shares

          -    Closed to New Investors as of May 3, 2004

     MFS Mid Cap Growth Portfolio

          -    Effective May 1, 2006, merged into new trust: Metropolitan
               Series Fund; new fund name: BlackRock Aggressive Growth Portfolio
               - (Class D Shares)

     Smith Barney Aggressive Growth Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Mid Cap Core Portfolio

Additions as of May 1, 2001:

     AIM V.I. Value Fund

          - Effective April 30, 2002, name change to AIM V.I. Premier Equity Fund -Series I

          -    Closed to New Investors as of May 1, 2003

          -    Effective May 1, 2006, merged into AIM VI Core Equity Fund -
               Series I

     Alliance Growth & Income Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Growth & Income Portfolio - Class B Shares

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, fund substituted by new trust: Met Investors Series Trust; new fund name: Lord Abbett Growth and Income Portfolio - (Class B Shares)

                                 EXHIBIT B
                                (Continued)

     Alliance Premier Growth Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Premier Growth Portfolio-Class B Shares

          - Effective May 2, 2005, name change to AllianceBernstein Large-Cap Growth Portfolio - Class B

          -    Closed to New Investors as of November 7, 2005

          -    Effective May 1, 2006, fund substituted by new trust:
               Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth Portfolio - (Class B Shares)

     Greenwich Street Series Appreciation Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Appreciation Portfolio

     Greenwich Street Series Fundamental Value Portfolio

          -    Name/objective change from Total Return Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Fundamental Value Portfolio

     PIMCO Total Return Bond Portfolio

          - Effective May 1, 2002, name change to PIMCO Total Return Portfolio - Administrative Class

          -    Closed to New Investors as of November 7, 2005

     Putnam VT International Growth Fund - Class IB Shares

          - Effective April 30, 2003, name change to Putnam VT International Equity Fund-Class IB Shares

          -    Closed to New Investors as of May 3, 2004

     Putnam VT Small Cap Value Fund - Class IB Shares

          -    Closed to New Investors as of November 7, 2005

     Putnam VT Voyager II Fund - Class IB Shares

          - Effective April 30, 2003, name change to Putnam VT Discovery Growth Fund-Class IB Shares

          -    Closed to New Investors as of May 1, 2003

     Salomon Brothers Capital Fund

          - Effective April 30, 2003, name change to Salomon Brothers Variable All Cap Fund-Class I

          -    Closed to New Investors as of May 2, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable All Cap Portfolio - (Class I Shares)

                                 EXHIBIT B
                                (Continued)

     Travelers MFS Emerging Growth Portfolio

          -    Effective February 25, 2005, merged into MFS Mid Cap Growth
               Portfolio

          -    Closed to New Investors as of November 7, 2005

     Van Kampen Emerging LIT Growth Portfolio - Class II Shares

          - EFFECTIVE NOVEMBER 13, 2006, NAME CHANGE TO VAN KAMPEN LIT STRATEGIC-GROWTH PORTFOLIO

     Smith Barney Small Cap Growth Opportunities Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio - (Class I Shares)

     Variable Insurance Mid Cap Portfolio - Service Class 2

          -    Closed to New Investors as of November 7, 2005

Addition as of September 17, 2001

     Travelers Alliance Growth Portfolio

          - Effective September 15, 2003, name, subadvisor and investment objective change to Strategic Equity Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: FI Large Cap Portfolio - (Class A Shares)

Additions as of May 1, 2002:

     Franklin Mutual Share Securities Fund - Class II

          - Effective May 1, 2006, fund substituted by new trust: Met Investors Series Trust; new fund name: Lord Abbett Growth and Income Portfolio - (Class B Shares)

     Smith Barney Large Cap Core Portfolio

          - Effective October 15, 2004, name change to Smith Barney Divided Strategy Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Dividend Strategy Portfolio

     Travelers Series Federated High Yield Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name: Federated High Yield Portfolio - (Class A Shares)

          - EFFECTIVE NOVEMBER 13, 2006, FUND NAME CHANGE TO BLACKROCK HIGH YIELD PORTFOLIO

                                EXHIBIT B
                                (Continued)

Additions as of May 1, 2003:

     American Global Growth Fund - Class 2

     American Growth-Income Fund - Class 2 Shares

     American Growth Fund - Class 2 Shares
     Travelers Equity Income Portfolio

          -    Effective May 1, 2006, merged into new trust: Metropolitan
               Series Fund; new fund name: FI Value Leaders Portfolio - (Class D Shares)

     Travelers Pioneer Fund Portfolio

          - Effective, May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Pioneer Fund Portfolio - (Class A Shares)

     Lord Abbett Growth and Income Portfolio

          -    Closed to New Investors as of November 7, 2005

     Lord Abbett Mid-Cap Value Portfolio

          -    Closed to New Investors as of November 7, 2005

     Lazard Retirement Small Cap Portfolio

          - EFFECTIVE NOVEMBER 13, 2006, EXISTING TRUST AND FUND DELETED AND SUBSTITUTED. NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND
               NAME: THIRD AVENUE SMALL CAP VALUE PORTFOLIO - (CLASS B SHARES)

Additions as of May 3, 2004:

     Smith Barney Multiple Discipline Portfolio - All Cap Growth and Value

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value

     Smith Barney Multiple Discipline Portfolio - Global All Cap Growth and
     Value

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value

     Smith Barney Multiple Discipline Portfolio - Large Cap Growth and Value

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value

     Smith Barney Multiple Discipline Portfolio - SB Adjustable Rate Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Adjustable Rate Income Portfolio

                                   EXHIBIT B
                                  (Continued)

Additions as of May 2, 2005:

     Capital Appreciation Fund (Janus)

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Janus Capital Appreciation Portfolio
               - (Class A Shares)

     PIMCO Real Return Portfolio - Adm Class

          -    Closed to New Investors as of November 7, 2005

     Pioneer Mid Cap Value Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Pioneer Mid-Cap Value Portfolio - (Class A Shares)

     Style Focus Series: Small Cap Growth Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Small Cap Growth Portfolio - (Class A Shares)

     Style Focus Series: Small Cap Value Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Dreman Small-Cap Value Portfolio - (Class A Shares)

Additions as of November 7, 2005:

     Legg Mason Value Equity Portfolio - Fund code H3

     Lord Abbett Growth and Income Portfolio - Fund Code HL

     Lord Abbett Growth Opportunities Portfolio - Fund Code HO

          - EFFECTIVE NOVEMBER 13, 2006, NAME CHANGE TO VAN KAMPEN MID-CAP GROWTH PORTFOLIO

     Lord Abbett Mid-Cap Value Portfolio - Fund Code HN

     MFS(R) Research International Portfolio - Fund Code HU

     MFS(R) Total Return Portfolio - Fund Code KT

          - May 1, 2006, merged into new trust: Metropolitan Series Fund; retains fund name of MFS(R) Total Return Portfolio - (Class F Shares)

     Neuberger Berman Real Estate Portfolio - Fund Code HQ

     PIMCO Inflation Protected Bond Portfolio - Fund Code H1

     PIMCO Total Return Portfolio - Fund Code HK

                             EXHIBIT B
                            (Continued)

Salomon Brothers U.S. Government Portfolio - Fund Code HO

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management U.S. Government Portfolio -(Class A Shares)

     Salomon Brothers Variable High Yield Bond Fund Class I - Fund Code CJ

          - Effective May 1, 2006, name change to Legg Mason Partners Variable High Yield Bond Portfolio - (Class I Shares)

     Salomon Brothers Variable Small Cap Growth Fund Class I - Fund Code SS

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Portfolio

     Van Kampen Comstock Portfolio - Fund Code HR

     Wells Fargo Advantage Multi Cap Value Fund

          - Effective May 1, 2006, name change to Wells Fargo VT Advantage Small/Mid Cap Value Fund

Amendment IX to Automatic Reinsurance Agreement # SA718-98 effective July 1, 1998 between METLIFE INSURANCE COMPANY OF CONNECTICUT and METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective April 30, 2007, Exhibit B, Investment Funds, is revised and expanded as attached.

All  other  provisions  of  the  Reinsurance  Agreement will continue unchanged.

Made  in  duplicate  and  hereby  executed  by  all  parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By    /s/ [ILLEGIBLE]                      By
      ---------------------                       -------------------------
Title AVP & Actuary                        Title
                                                  -------------------------
Date  6/4/07                               Date
                                                  -------------------------
SWISS RELIFE & HEALTH AMERICA INC.

By    /s/ [ILLEGIBLE]                      By    /s/ [ILLEGIBLE]
      ---------------------                      --------------------------

Title MD                                   Title VP

Date  5/2/07                               Date  4/30/07

                                   EXHIBIT B
                                INVESTMENT FUNDS

I.   Separate Account - The Travelers Marquis Annuity

     Fund Name

     AIM Capital Appreciation Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Capital Appreciation Portfolio - (Class A Shares)

     Delaware REIT Series

          - Effective May 1, 2002, name change to Delaware VIP REIT Series - Standard Class

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST. NEW FUND NAME: NEUBERGER BERMAN REAL ESTATE PORTFOLIO - (CLASS A SHARES)

     Delaware Small Cap Value Series

          - Effective May 1, 2002, name change to Delaware VIP Small Cap Value Series- Standard Class

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Capital Appreciation Portfolio

          - Effective May 1, 2000, name change to Dreyfus VIF Appreciation Portfolio

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Small Cap Portfolio

          - Effective January 2, 2003, name and objective change to Dreyfus VIF Developing Leaders Portfolio

          -    Closed to New Investors as of November 7, 2005

     Franklin Small Cap Investments Fund Class II

          -    Closed to New Investors as of May 2, 2005

          - Effective May 2, 2005, name change to Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares

     Jurika & Voyles Core Equity Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

     Lazard International Equity Portfolio

          - Effective May 2, 2005, name and subadvisor change to Mondrian International Stock Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Harris Oakmark International Portfolio - (Class A Shares)

                                   EXHIBIT B
                                  (CONTINUED)

     MFS Research Portfolio

          - Effective November 15, 2003, name, subadvisor and investment objective change to Merrill Lynch Large Cap Core Portfolio

          -    Effective May 2, 2005, name change to Mercury Large Cap Core
               Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Mercury Large Cap Core Portfolio - (Class A Shares)

          - Effective November 13, 2006, fund name change to BlackRock Large-Cap Core Portfolio

          -    EFFECTIVE APRIL 30, 2007, SHARE CLASS EXCHANGE: CLASS E SHARES

     Montgomery Variable Series: Growth Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     NWQ Large Cap Portfolio

          -    Effective May 1, 2001, name change to MFS(R) Value Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of MFS(R) Value Portfolio - (Class A Shares)

     OCC Equity Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     Salomon Brothers Variable Investors Fund

          - Effective May 1, 2001, name change to Salomon Brothers Variable Investors Fund Class I

     Smith Barney High Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable High Income Portfolio

          - Effective November 13, 2006, name change to Legg Mason Partners Variable Global High Yield Bond Portfolio

     Smith Barney Large Capitalization Growth Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Large Cap Growth Portfolio

     Smith Barney Money Market Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Money Market Portfolio

     Strong Schafer Value Fund II

          -    Closed to New Investors as of May 1, 2001

     Templeton Developing Markets Fund Class II

     Templeton International Fund Class II

          - Effective May 1, 2002, name change to Templeton Foreign Securities Fund Class II

                                   EXHIBIT B
                                  (CONTINUED)

     Travelers Disciplined Mid Cap Portfolio

          -    Closed to New Investors as of May 1, 2001

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Batterymarch Mid-Cap Stock Portfolio
               - (Class A Shares)

     Travelers Large Cap Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: FI Large Cap Portfolio - (Class A Shares)

     Travelers Strategic Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

     Travelers US Government Securities Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management U.S. Government Portfolio -(Class A Shares)

     Warburg Emerging Markets Portfolio

          - Effective December 12, 2001, name change to Credit Suisse Emerging Markets Portfolio

          -    Closed to New Investors as of May 1, 2003

          - EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST. NEW FUND NAME: MFS (R) EMERGING MARKETS EQUITY PORTFOLIO

     Travelers Managed Income Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: BlackRock Bond Income Portfolio - (Class E Shares)

     Travelers Disciplined Small Cap Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares

          - Effective May 1,2003, name change to Janus Aspen Series Mid Cap Growth Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

                                   EXHIBIT B
                                  (CONTINUED)

     Janus Aspen Series Growth and Income Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

          -    Effective May 1, 2006, fund substituted by new trust:
               Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth Portfolio - (Class B Shares)

     Janus Aspen International Growth Portfolio - Service Shares

          -    Closed to New Investors as of May 3, 2004

     MFS Mid Cap Growth Portfolio

          -    Effective May 1, 2006, merged into new trust: Metropolitan
               Series Fund; new fund name: BlackRock Aggressive Growth Portfolio
               - (Class D Shares)

     Smith Barney Aggressive Growth Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Mid Cap Core Portfolio

Additions as of May 1, 2001:

     AIM V.I. Value Fund

          - Effective April 30, 2002, name change to AIM V.I. Premier Equity Fund -Series I

          -    Closed to New Investors as of May 1, 2003

          -    Effective May 1, 2006, merged into AIM VI Core Equity Fund -
               Series I

          -    EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST:
               METROPOLITAN SERIES FUND. NEW FUND NAME: CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

     Alliance Growth & Income Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Growth & Income Portfolio - Class B Shares

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, fund substituted by new trust: Met Investors Series Trust; new fund name: Lord Abbett Growth and Income Portfolio - (Class B Shares)

     Alliance Premier Growth Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Premier Growth Portfolio-Class B Shares

          - Effective May 2, 2005, name change to AllianceBernstein Large-Cap Growth Portfolio - Class B

          -    Closed to New Investors as of November 7, 2005

                                   EXHIBIT B
                                  (CONTINUED)

          -    Effective May 1, 2006, fund substituted by new trust:
               Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth Portfolio - (Class B Shares)

     Greenwich Street Series Appreciation Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Appreciation Portfolio

     Greenwich Street Series Fundamental Value Portfolio

          -    Name/objective change from Total Return Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Fundamental Value Portfolio

     PIMCO Total Return Bond Portfolio

          - Effective May 1, 2002, name change to PIMCO Total Return Portfolio -Administrative Class

          -    Closed to New Investors as of November 7, 2005

     Putnam VT International Growth Fund - Class IB Shares

          -    Effective April 30, 2003, name change to Putnam VT
               International Equity Fund-Class IB Shares

          -    Closed to New Investors as of May 3, 2004

          -    EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST:
               MET INVESTORS SERIES TRUST. NEW FUND NAME: MFS (R) RESEARCH INTERNATIONAL PORTFOLIO

     Putnam VT Small Cap Value Fund - Class IB Shares

          -    Closed to New Investors as of November 7, 2005

          - EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST. NEW FUND NAME: THIRD AVENUE SMALL CAP VALUE PORTFOLIO

     Putnam VT Voyager II Fund - Class IB Shares

          - Effective April 30, 2003, name change to Putnam VT Discovery Growth Fund-Class IB Shares

          -    Closed to New Investors as of May 1, 2003

     Salomon Brothers Capital Fund

          - Effective April 30, 2003, name change to Salomon Brothers Variable All Cap Fund-Class I

          -    Closed to New Investors as of May 2, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable All Cap Portfolio - (Class I Shares)

          - EFFECTIVE APRIL 30, 2007, MERGED INTO NEW TRUST: LEGG MASON PARTNERS VARIABLE EQUITY TRUST. NEW FUND NAME: LEGG MASON PARTNERS VARIABLE FUNDAMENTAL VALUE PORTFOLIO - (CLASS I SHARES)

     Travelers MFS Emerging Growth Portfolio

          -    Effective February 25, 2005, merged into MFS Mid Cap Growth
               Portfolio

          -    Closed to New Investors as of November 7, 2005

                                   EXHIBIT B
                                  (CONTINUED)

     Van Kampen Emerging LIT Growth Portfolio - Class II Shares

          - Effective November 13, 2006, name change to Van Kampen LIT Strategic-Growth Portfolio

     Smith Barney Small Cap Growth Opportunities Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio - (Class I Shares)

          - EFFECTIVE APRIL 30, 2007, MERGED INTO NEW TRUST: LEGG MASON PARTNERS VARIABLE EQUITY TRUST. NEW FUND NAME: LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO

     Variable Insurance Mid Cap Portfolio - Service Class 2

          -    Closed to New Investors as of November 7, 2005

Addition as of September 17, 2001

     Travelers Alliance Growth Portfolio

          - Effective September 15, 2003, name, subadvisor and investment objective change to Strategic Equity Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: FI Large Cap Portfolio - (Class A Shares)

Additions as of May 1, 2002:

     Franklin Mutual Share Securities Fund - Class II

     - Effective May 1, 2006, fund substituted by new trust: Met Investors Series Trust; new fund name: Lord Abbett Growth and Income Portfolio - (Class B Shares)

     Smith Barney Large Cap Core Portfolio

          - Effective October 15, 2004, name change to Smith Barney Divided Strategy Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Dividend Strategy Portfolio

     Travelers Series Federated High Yield Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name: Federated High Yield Portfolio - (Class A Shares)

          - Effective November 13, 2006, fund name change to BlackRock High Yield Portfolio

Additions as of May 1, 2003:

     American Global Growth Fund - Class 2

     American Growth-Income Fund - Class 2 Shares

     American Growth Fund - Class 2 Shares
     Travelers Equity Income Portfolio

                                   EXHIBIT B
                                  (CONTINUED)

     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: FI Value Leaders Portfolio - (Class D Shares)

   Travelers Pioneer Fund Portfolio

     - Effective, May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Pioneer Fund Portfolio - (Class A Shares)

   Lord Abbett Growth and Income Portfolio

     -    Closed to New Investors as of November 7, 2005

     - EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST. NEW FUND NAME: LORD ABBETT GROWTH AND INCOME PORTFOLIO

   Lord Abbett Mid-Cap Value Portfolio

     -    Closed to New Investors as of November 7, 2005

     - EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST. NEW FUND NAME: LORD ABBETT MID-CAP VALUE PORTFOLIO

   Lazard Retirement Small Cap Portfolio

     - Effective November 13, 2006, existing trust and fund deleted and substituted. New trust: Met Investors Series Trust; new fund name:
          Third Avenue Small Cap Value Portfolio - (Class B Shares)

Additions as of May 3, 2004:

   Smith Barney Multiple Discipline Portfolio - All Cap Growth and Value

     - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value

   Smith Barney Multiple Discipline Portfolio - Global All Cap Growth and Value

     -    Closed to New Investors as of November 7, 2005

     - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value

   Smith Barney Multiple Discipline Portfolio - Large Cap Growth and Value

     - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value

   Smith Barney Multiple Discipline Portfolio - SB Adjustable Rate Income Portfolio

     -    Closed to New Investors as of November 7, 2005

     - Effective May 1, 2006, name change to Legg Mason Partners Variable Adjustable Rate Income Portfolio

Additions as of May 2, 2005:

   Capital Appreciation Fund (Janus)

     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Janus Capital Appreciation Portfolio - (Class A Shares)

     -    EFFECTIVE APRIL 30, 2007, NAME CHANGE TO: JANUS FORTY PORTFOLIO

                                   EXHIBIT B
                                  (CONTINUED)

   PIMCO Real Return Portfolio - Adm Class

     -    Closed to New Investors as of November 7, 2005

     - EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST: MET INVESTORS SERIES TRUST. NEW FUND NAME: PIMCO INFLATION PROTECTED BOND PORTFOLIO - (CLASS A SHARES)

   Pioneer Mid Cap Value Portfolio

     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Pioneer Mid-Cap Value Portfolio - (Class A Shares)

     - EFFECTIVE APRIL 30, 2007, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST. NEW FUND NAME: LAZARD MID-CAP PORTFOLIO - (CLASS B SHARES)

   Style Focus Series: Small Cap Growth Portfolio

     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Small Cap Growth Portfolio - (Class A Shares)

   Style Focus Series: Small Cap Value Portfolio

     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Dreman Small-Cap Value Portfolio - (Class A Shares)

Additions as of November 7, 2005:

   Legg Mason Value Equity Portfolio - Fund code H3

   Lord Abbett Growth and Income Portfolio - Fund Code HL

   Lord Abbett Growth Opportunities Portfolio - Fund Code HO

     - Effective November 13, 2006, name change to Van Kampen Mid-Cap Growth Portfolio

   Lord Abbett Mid-Cap Value Portfolio - Fund Code HN

   MFS (R) Research International Portfolio - Fund Code HU

   MFS (R) Total Return Portfolio - Fund Code KT

     - May 1, 2006, merged into new trust: Metropolitan Series Fund; retains fund name of MFS (R) Total Return Portfolio - (Class F Shares)

   Neuberger Berman Real Estate Portfolio - Fund Code HQ

   PIMCO Inflation Protected Bond Portfolio - Fund Code H1

   PIMCO Total Return Portfolio - Fund Code HK

   Salomon Brothers U.S. Government Portfolio - Fund Code HO

     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management U.S. Government Portfolio -(Class A Shares)

                                   EXHIBIT B
                                  (CONTINUED)

   Salomon Brothers Variable High Yield Bond Fund Class I - Fund Code CJ

     - Effective May 1, 2006, name change to Legg Mason Partners Variable High Yield Bond Portfolio - (Class I Shares)

   Salomon Brothers Variable Small Cap Growth Fund Class I - Fund Code SS

     - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Portfolio

   Van Kampen Comstock Portfolio - Fund Code HR

   Wells Fargo Advantage Multi Cap Value Fund

     - Effective May 1, 2006, name change to Wells Fargo VT Advantage Small/Mid Cap Value Fund

                                   EXHIBIT B
                                INVESTMENT FUNDS

I.   Separate Account - The Travelers Marquis Annuity

     Fund Name

     AIM Capital Appreciation Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Capital Appreciation Portfolio - (Class A Shares)

     Delaware REIT Series

          - Effective May 1, 2002, name change to Delaware VIP REIT Series - Standard Class

          -    Closed to New Investors as of November 7, 2005

          - Effective April 30, 2007, fund substituted by new trust: Met Investors Series Trust. New fund name: Neuberger Berman Real Estate Portfolio -(Class A Shares)

          -    Closed to New Investors as of April 30, 2007

     Delaware Small Cap Value Series

          - Effective May 1, 2002, name change to Delaware VIP Small Cap Value Series - Standard Class

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Capital Appreciation Portfolio

          - Effective May 1, 2000, name change to Dreyfus VIF Appreciation Portfolio

          -    Closed to New Investors as of November 7, 2005

     Dreyfus Small Cap Portfolio

          - Effective January 2, 2003, name and objective change to Dreyfus VIF Developing Leaders Portfolio

          -    Closed to New Investors as of November 7, 2005

     Franklin Small Cap Investments Fund Class II

          -    Closed to New Investors as of May 2, 2005

          - Effective May 2, 2005, name change to Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares

     Jurika & Voyles Core Equity Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

     Lazard International Equity Portfolio

          - Effective May 2, 2005, name and subadvisor change to Mondrian International Stock Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Harris Oakmark International Portfolio - (Class A Shares)

                                   EXHIBIT B
                                  (CONTINUED)

     MFS Research Portfolio

          - Effective November 15, 2003, name, subadvisor and investment objective change to Merrill Lynch Large Cap Core Portfolio

          -    Effective May 2, 2005, name change to Mercury Large Cap Core
               Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Mercury Large Cap Core Portfolio - (Class A Shares)

          - Effective November 13, 2006, fund name change to BlackRock Large-Cap Core Portfolio

          -    Effective April 30, 2007, share class exchange: Class E Shares

     Montgomery Variable Series: Growth Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     NWQ Large Cap Portfolio

          -    Effective May 1, 2001, name change to MFS(R) Value Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of MFS (R) Value Portfolio
               - (Class A Shares)

     OCC Equity Portfolio

          - Effective July 12, 2002, substituted for AIM Capital Appreciation Portfolio

     Salomon Brothers Variable Investors Fund

          - Effective May 1, 2001, name change to Salomon Brothers Variable Investors Fund Class I

     Smith Barney High Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable High Income Portfolio

          - Effective November 13, 2006, name change to Legg Mason Partners Variable Global High Yield Bond Portfolio

     Smith Barney Large Capitalization Growth Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Large Cap Growth Portfolio

     Smith Barney Money Market Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Money Market Portfolio

     Strong Schafer Value Fund II

          -    Closed to New Investors as of May 1, 2001

     Templeton Developing Markets Securities Fund Class II

          -    CLOSED TO NEW INVESTORS AS OF NOVEMBER 12, 2007

                                   EXHIBIT B
                                  (CONTINUED)

     Templeton International Fund Class II

          - Effective May 1, 2002, name change to Templeton Foreign Securities Fund Class II

     Travelers Disciplined Mid Cap Portfolio

          -    Closed  to  New  Investors  as  of  May  1,  2001

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Batterymarch Mid-Cap Stock Portfolio
               -  (Class  A  Shares)

     Travelers Large Cap Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: FI Large Cap Portfolio - (Class A Shares)

     Travelers Strategic Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

     Travelers US Government Securities Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management U.S. Government Portfolio -(Class A Shares)

     Warburg Emerging Markets Portfolio

          - Effective December 12, 2001, name change to Credit Suisse Emerging Markets Portfolio

          -    Closed to New Investors as of May 1, 2003

          - Effective April 30, 2007, fund substituted by new trust: Met Investors Series Trust. New fund name: MFS(R) Emerging Markets Equity Portfolio

     Travelers Managed Income Portfolio

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: BlackRock Bond Income Portfolio - (Class E Shares)

     Travelers Disciplined Small Cap Stock Portfolio

          - Effective September 3, 2001, merged into Salomon Brothers Investors Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Portfolio - (Class I Shares)

Additions as of May 1, 2000:

     Janus Aspen Series Aggressive Growth Portfolio - Service Shares

          - Effective May 1,2003, name change to Janus Aspen Series Mid Cap Growth Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

                                   EXHIBIT B
                                  (CONTINUED)

     Janus Aspen Series Growth and Income Portfolio - Service Shares

          -    Closed to New Investors as of November 7, 2005

          -    Effective May 1, 2006, fund substituted by new trust:
               Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth Portfolio - (Class B Shares)

     Janus Aspen International Growth Portfolio - Service Shares

          -    Closed to New Investors as of May 3, 2004

     MFS Mid Cap Growth Portfolio

          -    Effective May 1, 2006, merged into new trust: Metropolitan
               Series Fund; new fund name: BlackRock Aggressive Growth Portfolio
               - (Class D Shares)

     Smith Barney Aggressive Growth Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Aggressive Growth Portfolio

Addition as of February 28, 2001:

     Smith Barney Mid Cap Core Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Mid Cap Core Portfolio

Additions as of May 1, 2001:

     AIM V.I. Value Fund

          - Effective April 30, 2002, name change to AIM V.I. Premier Equity Fund -Series I - Closed to New Investors as of May 1, 2003

          -    Effective May 1, 2006, merged into AIM VI Core Equity Fund -
               Series I

          -    Effective April 30, 2007, fund substituted by new trust:
               Metropolitan Series Fund. New fund name: Capital Guardian U.S. Equity Portfolio

     Alliance Growth & Income Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Growth & Income Portfolio - Class B Shares

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, fund substituted by new trust: Met Investors Series Trust; new fund name: Lord Abbett Growth and Income Portfolio - (Class B Shares)

     Alliance Premier Growth Portfolio - Class B Shares

          - Effective May 1, 2003, name change to AllianceBernstein Premier Growth Portfolio - Class B Shares

          - Effective May 2, 2005, name change to AllianceBernstein Large-Cap Growth Portfolio - Class B

          -    Closed to New Investors as of November 7, 2005

                                   EXHIBIT B
                                  (CONTINUED)

          -    Effective May 1, 2006, fund substituted by new trust:
               Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth Portfolio - (Class B Shares)

     Greenwich Street Series Appreciation Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Appreciation Portfolio

          - EFFECTIVE NOVEMBER 12, 2007, LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO - CLASS II ADDED AND IMMEDIATELY CLOSED TO NEW INVESTORS

     Greenwich Street Series Fundamental Value Portfolio

          -    Name/objective change from Total Return Fund

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Fundamental Value Portfolio

     PIMCO Total Return Bond Portfolio

          - Effective May 1, 2002, name change to PIMCO Total Return Portfolio - Administrative Class

          -    Closed to New Investors as of November 7, 2005

     Putnam VT International Growth Fund - Class IB Shares

          - Effective April 30, 2003, name change to Putnam VT International Equity Fund-Class IB Shares

          -    Closed to New Investors as of May 3, 2004

          - Effective April 30, 2007, fund substituted by new trust: Met Investors Series Trust. New fund name: MFS(R) Research International Portfolio

     Putnam VT Small Cap Value Fund - Class IB Shares

          -    Closed to New Investors as of November 7, 2005

          - Effective April 30, 2007, fund substituted by new trust: Met Investors Series Trust. New fund name: Third Avenue Small Cap Value Portfolio

     Putnam VT Voyager II Fund - Class IB Shares

          - Effective April 30, 2003, name change to Putnam VT Discovery Growth Fund-Class IB Shares

          -    Closed to New Investors as of May 1, 2003

     Salomon Brothers Capital Fund

          - Effective April 30, 2003, name change to Salomon Brothers Variable All Cap Fund-Class I

          -    Closed to New Investors as of May 2, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable All Cap Portfolio - (Class I Shares)

          - Effective April 30, 2007, merged into new trust: Legg Mason Partners Variable Equity Trust. New fund name: Legg Mason Partners Variable Fundamental Value Portfolio - (Class I Shares)

                                   EXHIBIT B
                                  (CONTINUED)

     Travelers MFS Emerging Growth Portfolio

          -    Effective February 25, 2005, merged into MFS Mid Cap Growth
               Portfolio

          -    Closed to New Investors as of November 7, 2005

     Van Kampen Emerging LIT Growth Portfolio - Class II Shares

          - Effective November 13, 2006, name change to Van Kampen LIT Strategic-Growth Portfolio

     Smith Barney Small Cap Growth Opportunities Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio - (Class I Shares)

          - Effective April 30, 2007, merged into new trust: Legg Mason Partners Variable Equity Trust. New fund name: Legg Mason Partners Variable Small Cap Growth Portfolio

     Variable Insurance Mid Cap Portfolio - Service Class 2

          -    Closed to New Investors as of November 7, 2005

Addition as of September 17, 2001

     Travelers Alliance Growth Portfolio

          - Effective September 15, 2003, name, subadvisor and investment objective change to Strategic Equity Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Fl Large Cap Portfolio - (Class A Shares)

Additions as of May 1, 2002:

     Franklin Mutual Share Securities Fund - Class II

          - Effective May 1, 2006, fund substituted by new trust: Met Investors Series Trust; new fund name: Lord Abbett Growth and Income Portfolio - (Class B Shares)

     Smith Barney Large Cap Core Portfolio

          - Effective October 15, 2004, name change to Smith Barney Divided Strategy Portfolio

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Dividend Strategy Portfolio

     Travelers Series Federated High Yield Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name: Federated High Yield Portfolio - (Class A Shares)

          - Effective November 13, 2006, fund name change to BlackRock High Yield Portfolio

                                   EXHIBIT B
                                  (CONTINUED)

Additions as of May 1, 2003:

     American Global Growth Fund - Class 2

     American Growth-Income Fund - Class 2 Shares

     American Growth Fund - Class 2 Shares Travelers Equity Income Portfolio

          -    Effective May 1, 2006, merged into new trust: Metropolitan
               Series Fund; new fund name: FI Value Leaders Portfolio - (Class D Shares)

     Travelers Pioneer Fund Portfolio

          - Effective, May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Pioneer Fund Portfolio - (Class A Shares)

     Lord Abbett Growth and Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective April 30, 2007, fund substituted by new trust: Met Investors Series Trust. New fund name: Lord Abbett Growth and Income Portfolio

     Lord Abbett Mid-Cap Value Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective April 30, 2007, fund substituted by new trust: Met Investors Series Trust. New fund name: Lord Abbett Mid-Cap Value Portfolio

     Lazard Retirement Small Cap Portfolio

          - Effective November 13, 2006, existing trust and fund deleted and substituted. New trust: Met Investors Series Trust; new fund name: Third Avenue Small Cap Value Portfolio - (Class B Shares)

Additions as of May 3, 2004:

     Smith Barney Multiple Discipline Portfolio - All Cap Growth and Value

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value

          - EFFECTIVE NOVEMBER 12, 2007, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO

     Smith Barney Multiple Discipline Portfolio - Global All Cap Growth and
     Value

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value

          - EFFECTIVE NOVEMBER 12, 2007, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

                                   EXHIBIT B
                                  (CONTINUED)

     Smith Barney Multiple Discipline Portfolio - Large Cap Growth and Value

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value

          - EFFECTIVE NOVEMBER 12, 2007, MERGED INTO LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

          -    CLOSED CLASS II TO NEW INVESTORS AS OF NOVEMBER 12, 2007

     Smith Barney Multiple Discipline Portfolio - SB Adjustable Rate Income Portfolio

          -    Closed to New Investors as of November 7, 2005

          - Effective May 1, 2006, name change to Legg Mason Partners Variable Adjustable Rate Income Portfolio

Additions as of May 2, 2005:

     Capital Appreciation Fund (Janus)

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Janus Capital Appreciation Portfolio
               - (Class A Shares)

          -    Effective April 30, 2007, name change to Janus Forty Portfolio

     PIMCO Real Return Portfolio - Adm Class

          -    Closed to New Investors as of November 7, 2005

          - Effective April 30, 2007, fund substituted by new trust: Met Investors Series Trust. New fund name: PIMCO Inflation Protected Bond Portfolio - (Class A Shares)

          -    Closed to New Investors as of April 30, 2007

     Pioneer Mid Cap Value Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; retains fund name of Pioneer Mid-Cap Value Portfolio - (Class A Shares)

          - Effective April 30, 2007, merged into new trust: Met Investors Series Trust. New fund name: Lazard Mid-Cap Portfolio - (Class B Shares)

     Style Focus Series: Small Cap Growth Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Small Cap Growth Portfolio - (Class A Shares)

     Style Focus Series: Small Cap Value Portfolio

          - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Dreman Small-Cap Value Portfolio - (Class A Shares)

Additions as of November 7, 2005:

     Legg Mason Value Equity Portfolio - Fund code H3

     Lord Abbett Growth and Income Portfolio - Fund Code HL

     Lord Abbett Growth Opportunities Portfolio - Fund Code HO

          - Effective November 13, 2006, name change to Van Kampen Mid-Cap Growth Portfolio

                                   EXHIBIT B
                                  (CONTINUED)

Lord Abbett Mid-Cap Value Portfolio - Fund Code HN

MFS(R) Research International Portfolio - Fund Code HU

MFS(R) Total Return Portfolio - Fund Code KT

     - May 1, 2006, merged into new trust: Metropolitan Series Fund; retains fund name of MFS(R) Total Return Portfolio - (Class F Shares)

Neuberger Berman Real Estate Portfolio - Fund Code HQ

PIMCO Inflation Protected Bond Portfolio - Fund Code H1

PIMCO Total Return Portfolio - Fund Code HK

Salomon Brothers U.S. Government Portfolio - Fund Code HO

     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management U.S. Government Portfolio -(Class A Shares)

Salomon Brothers Variable High Yield Bond Fund Class I - Fund Code CJ

     - Effective May 1, 2006, name change to Legg Mason Partners Variable High Yield Bond Portfolio - (Class I Shares)

Salomon Brothers Variable Small Cap Growth Fund Class I - Fund Code SS

     - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Portfolio

Van Kampen Comstock Portfolio - Fund Code HR

Wells Fargo Advantage Multi Cap Value Fund

     - Effective May 1, 2006, name change to Wells Fargo VT Advantage Small/Mid Cap Value Fund

Amendment XI to the July 1,1998 Automatic Reinsurance Agreement SA718-98 (Swiss Re #I63192US-98) between METLIFE INSURANCE COMPANY OF CONNECTICUT and METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

WHEREAS, MetLife Life and Annuity Company of Connecticut merged into MetLife Insurance Company of Connecticut on December 7, 2007.

Effective April 28, 2008, Exhibit B, Investment Funds, is revised and replaced by Exhibit B attached hereto.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT, IN ITS OWN RIGHT AND AS SUCCESSOR IN INTEREST TO METLIFE LIFE & ANNUITY COMPANY OF CONNECTICUT

By /s/ [ILLEGIBLE]
   --------------------

Title AVP & Actuary

Date 06/3/08

SWISS RE LIFE & HEALTH AMERICA INC.

By /s/ [ILLEGIBLE]                          By /s/ [ILLEGIBLE]
   --------------------                        -----------------

Title CFO                                   Title SVP

Date 5/27/08                                Date 5/21/08

MARQUIS - EXHIBIT B EFFECTIVE AS OF 4-28-2008
(SRLHA #I63192US-98)                                                             SHARE CLASS
------------------------------------------------------------------------------- -------------------
TRUST NAME: AMERICAN FUNDS INSURANCE SERIES
               PORTFOLIO NAMES: American Funds Global Growth Fund                  Class 2 Shares
                             American Funds Growth Fund                            Class 2 Shares
                         American Funds Growth-Income Fund                         Class 2 Shares

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
               PORTFOLIO NAMES: Templeton Foreign Securities Fund                  Class 2 Shares
                    Templeton Developing Markets Securities Fund                      Class 2

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
               PORTFOLIO NAMES: Legg Mason Partners
               Variable Aggressive Growth Portfolio                                   Class I
                    Legg Mason Partners Variable Appreciation Portfolio               Class I
                       Legg Mason Partners Variable Investors Portfolio               Class I
                    Legg Mason Partners Variable Small Cap Growth Portfolio           Class I

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
               PORTFOLIO NAMES: Legg Mason Partners
                   Variable Global High Yield Bond Portfolio                          Class I
                    Legg Mason Partners Variable Money Market Portfolio         Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST
               PORTFOLIO NAMES: Clarion Global Real Estate Portfolio                  Class B
                     Dreman Small Cap Value Portfolio                                 Class A
                      BlackRock High Yield Portfolio                                  Class A
                    BlackRock Large Cap Core Portfolio                                Class E
                       Janus Forty Portfolio                                          Class A
                      Lazard Mid Cap Portfolio                                        Class B
                    Legg Mason Value Equity Portfolio                                 Class B
               Lord Abbett Growth and Income Portfolio                                Class B
                    Lord Abbett Mid Cap Value Portfolio                               Class B
                    Met/AIM Capital Appreciation Portfolio                            Class A
                    Met/AIM Small Cap Growth Portfolio                                Class A
                    Met/Franklin Mutual Shares Portfolio                              Class B
                    MFS(R) Research International Portfolio                           Class B
                    PIMCO Inflation Protected Bond Portfolio                          Class B
                      PIMCO Total Return Portfolio                                    Class B
                         Pioneer Fund Portfolio                                       Class A
                    Third Avenue Small Cap Value Portfolio                            Class B
                         Van Kampen Comstock Portfolio                                Class B
                    Van Kampen Mid Cap Growth Portfolio                               Class B

TRUST NAME: METROPOLITAN SERIES FUND, INC.
               PORTFOLIO NAMES: BlackRock Bond Income Portfolio                       Class E
                      Fl Large Cap Portfolio                                          Class A
                    Fl Value Leaders Portfolio                                        Class D
                    Jennison Growth Portfolio                                         Class B
                    MFS(R) Total Return Portfolio                                     Class F
                       MFS(R) Value Portfolio                                         Class A
               Western Asset Management U.S. Government Portfolio                     Class A

THE FOLLOWING ARE CLOSED TO NEW SALES (SOFT CLOSE - TLA DEFINITION)

MARQUIS - EXHIBIT B EFFECTIVE AS OF 4-28-2008
(SRLHA #I63192US-98)                                                             SHARE CLASS
------------------------------------------------------------------------------- -------------------
TRUST NAME: DELAWARE VIP TRUST
               PORTFOLIO NAME: Delaware VIP Small Cap Value Series               Standard Class


TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
               PORTFOLIO NAME: Franklin Small-Mid Cap Growth Securities Fund     Class 2 Shares

TRUST NAME: JANUS ASPEN SERIES
               PORTFOLIO NAMES: International Growth Portfolio                   Service Shares
                         Mid Cap Growth Portfolio                                Service Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
               PORTFOLIO NAMES: Legg Mason Partners Variable
               Adjustable Rate Income Portfolio                                 Single Share Class
                    Legg Mason Partners Variable Global Equity Portfolio        Single Share Class
                    Legg Mason Partners Variable Mid Cap Core Portfolio         Single Share Class

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
               PORTFOLIO NAMES: Legg Mason Partners
               Variable High Income Portfolio                                   Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST
               PORTFOLIO NAME: Harris Oakmark International Portfolio                Class A

TRUST NAME: METROPOLITAN SERIES FUND
               PORTFOLIO NAMES: BlackRock Aggressive Growth Portfolio                Class D
                    Capital Guardian U.S. Equity Portfolio                           Class B
                         T. Rowe Price Large Cap Growth Portfolio                    Class B

TRUST NAME: PIMCO VARIABLE INSURANCE TRUST
               PORTFOLIO NAME: Total Return Portfolio                           Administrative Class

TRUST NAME: VARIABLE INSURANCE PRODUCTS FUND
               PORTFOLIO NAME: Fidelity VIP Mid Cap Portfolio                     Service Class 2

TRUST NAME: WELLS FARGO VARIABLE TRUST
               PORTFOLIO NAME: Wells Fargo VT Advantage Small/Mid Cap Value Fund  Service Class 2

TRUST NAME: METROPOLITAN SERIES FUND, INC.
               PORTFOLIO NAME: Davis Venture Value Portfolio                         Class A
                         T. Rowe Price Small Cap Growth Portfolio                    Class B

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION)

TRUST NAME: MET INVESTORS SERIES TRUST
               PORTFOLIO NAMES: PIMCO Inflation Protected Bond Portfolio             Class A
                            Lazard Mid Cap Portfolio                                 Class A
                         MFS(R) Emerging Markets Equity Portfolio                    Class A
                              Clarion Global Real Estate Portfolio                   Class A

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
               PORTFOLIO NAMES: Legg Mason Partners
               Variable Appreciation Portfolio                                       Class II
                        Legg Mason Partners Variable Capital Portfolio           Single Share Class
                    Legg Mason Partners Variable Dividend Strategy Portfolio     Single Share Class
                    Legg Mason Partners Variable Fundamental Value Portfolio         Class I
                    Legg Mason Partners Variable Large Cap Growth Portfolio          Class I

Amendment XII to the July 1,1998 Automatic Reinsurance Agreement SA718-98 (Swiss Re #I63192US-98) between METLIFE INSURANCE COMPANY OF CONNECTICUT and METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer").

WHEREAS, MetLife Life and Annuity Company of Connecticut merged into MetLife Insurance Company of Connecticut on December 7, 2007.

Effective November 10, 2008, Exhibit B, Investment Funds, is revised and replaced by Exhibit B attached hereto.

All  other  provisions  of  the  Reinsurance  Agreement will continue unchanged.

Made  in  duplicate  and  hereby  executed  by  both  parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT, IN ITS OWN RIGHT AND AS SUCCESSOR IN INTEREST TO METLIFE LIFE & ANNUITY COMPANY OF CONNECTICUT

By /s/ [ILLEGIBLE]
   ------------------

Title AVP & Actuary

Date 11/18/08

SWISS RE LIFE & HEALTH AMERICA INC.

By /s/ [ILLEGIBLE]                      By /s/ [ILLEGIBLE]
   ------------------                      -----------------

Title   VP                              Title    VP

Date 10/29/08                           Date 10/29/08

MARQUIS - EXHIBIT B EFFECTIVE AS OF 11-10-2008
(SRLHA # I63192US-98)                                                            SHARE CLASS
------------------------------------------------------------------------------- -------------------
TRUST NAME: AMERICAN FUNDS INSURANCE SERIES
               PORTFOLIO NAMES: American Funds Global Growth Fund                     Class 2 Shares
                    American Funds Growth Fund                                        Class 2 Shares
                    American Funds Growth-Income Fund                                 Class 2 Shares

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
               PORTFOLIO NAMES: Templeton Foreign Securities Fund                     Class 2 Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
               PORTFOLIO NAMES: Legg Mason Partners
                    Variable Aggressive Growth Portfolio                                 Class 1
                    Legg Mason Partners Variable Appreciation Portfolio                  Class 1
                    Legg Mason Partners Variable Investors Portfolio                     Class 1
                    Legg Mason Partners Variable Small Cap Growth Portfolio              Class 1

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
               PORTFOLIO NAMES: Legg Mason Partners
               Variable Global High Yield Bond Portfolio                                 Class 1
               Legg Mason Partners Variable Money Market Portfolio                 Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST
               PORTFOLIO NAMES: Clarion Global Real Estate Portfolio                     Class B
                    Dreman Small Cap Value Portfolio                                     Class A
                      BlackRock High Yield Portfolio                                     Class A
                     BlackRock Large Cap Core Portfolio                                  Class E
                     Janus Forty Portfolio                                               Class A
                    Lazard Mid Cap Portfolio                                             Class B
                     Legg Mason Value Equity Portfolio                                   Class B
                     Lord Abbett Growth and Income Portfolio                             Class B
                    Lord Abbett Mid Cap Value Portfolio                                  Class B
                     Met/AIM Capital Appreciation Portfolio                              Class A
                    Met/AIM Small Cap Growth Portfolio                                   Class A
                     Met/Franklin Mutual Shares Portfolio                                Class B
                     MFS(R) Emerging Markets Equity Portfolio                            Class B
                     MFS(R) Research International Portfolio                             Class B
                     PIMCO Inflation Protected Bond Portfolio                            Class B
                     PIMCO Total Return Portfolio                                        Class B
                     Pioneer Fund Portfolio                                              Class A
                     Third Avenue Small Cap Value Portfolio                              Class B
                     Van Kampen Comstock Portfolio                                       Class B
                    Van Kampen Mid Cap Growth Portfolio                                  Class B

TRUST NAME: METROPOLITAN SERIES FUND, INC.
               PORTFOLIO NAMES: BlackRock Bond Income Portfolio                          Class E
                      Fl Large Cap Portfolio                                             Class A
                    Fl Value Leaders Portfolio                                           Class D
                    Jennison Growth Portfolio                                            Class B
                    MFS(R) Total Return Portfolio                                        Class F
                     MFS(R) Value Portfolio                                              Class A
                  Western Asset Management U.S. Government Portfolio                     Class A

THE FOLLOWING ARE CLOSED TO NEW SALES (SOFT CLOSE - TLA DEFINITION)

MARQUIS - EXHIBIT B EFFECTIVE AS OF 11-10-2008
(SRLHA #I63192US-98)                                                            SHARE CLASS
------------------------------------------------------------------------------- -------------------
TRUST NAME: DELAWARE VIP TRUST
               PORTFOLIO NAME: Delaware VIP Small Cap Value Series                    Standard Class

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
               PORTFOLIO NAME: Franklin Small-Mid Cap Growth Securities Fund          Class 2 Shares

TRUST NAME: JANUS ASPEN SERIES
               PORTFOLIO NAMES: International Growth Portfolio                        Service Shares
                    Mid Cap Growth Portfolio                                          Service Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
               PORTFOLIO NAMES: Legg Mason Partners Variable
               Adjustable Rate Income Portfolio                                     Single Share Class
                    Legg Mason Partners Variable Global Equity Portfolio            Single Share Class
                    Legg Mason Partners Variable Mid Cap Core Portfolio             Single Share Class

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
                    PORTFOLIO NAMES: Legg Mason Partners
                    Variable High Income Portfolio                                  Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST
                    PORTFOLIO NAME: Harris Oakmark International Portfolio             Class A

TRUST NAME: METROPOLITAN SERIES FUND
                    PORTFOLIO NAMES: BlackRock Aggressive Growth Portfolio             Class D
                         Capital Guardian U.S. Equity Portfolio                        Class B
                         T. Rowe Price Large Cap Growth Portfolio                      Class B

TRUST NAME: PIMCO VARIABLE INSURANCE TRUST
                    PORTFOLIO NAME: Total Return Portfolio                         Administrative Class

TRUST NAME: VARIABLE INSURANCE PRODUCTS FUND
                    PORTFOLIO NAME: Mid Cap Portfolio                                Service Class 2

TRUST NAME: WELLS FARGO VARIABLE TRUST
                    PORTFOLIO NAME: Wells Fargo VT
                    Advantage Small/Mid Cap Value Fund                               Service Class 2

TRUST NAME: METROPOLITAN SERIES FUND, INC.
                    PORTFOLIO NAME: Davis Venture Value Portfolio                       Class A
                         T. Rowe Price Small Cap Growth Portfolio                       Class B

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION)

TRUST NAME: MET INVESTORS SERIES TRUST
                    PORTFOLIO NAMES: PIMCO Inflation Protected Bond Portfolio          Class A
                         Lazard Mid Cap Portfolio                                      Class A
                         MFS(R) Emerging Markets Equity Portfolio                      Class A
                                Clarion Global Real Estate Portfolio                   Class A

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                    PORTFOLIO NAMES: Legg Mason Partners
                    Variable Appreciation Portfolio                                    Class II
                         Legg Mason Partners Variable Capital Portfolio              Single Share Class
                         Legg Mason Partners Variable Dividend Strategy Portfolio    Single Share Class
                         Legg Mason Partners Variable Fundamental Value Portfolio      Class I
                         Legg Mason Partners Variable Large Cap Growth Portfolio       Class I

Amendment No. XIII to Automatic Reinsurance Agreement I63192US-98 (previously referred toas Agreement SA718-98 or 1279101) effective July 1, 1998, between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer").

Effective May 4, 2009, Exhibit B is replaced in its entirety by the attached Exhibit B.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By /s/ [ILLEGIBLE]                  By  /s/ [ILLEGIBLE]
  ----------------------------          ----------------------------
Title AVP & Actuary                  Title Vice President

Date  6/11/04                        Date 6/17/04

SWISS RE LIFE & HEALTH AMERICA INC.

By /s/ [ILLEGIBLE]                  By  /s/ [ILLEGIBLE]
  ----------------------------          ----------------------------
Title CFO                            Title SVP

Date  5/4/09                         Date 4/22/09

                                                                       EXHIBIT B
                                                           (REVISED MAY 4, 2009)

MARQUIS
TRUST NAME: AMERICAN FUNDS INSURANCE SERIES(R)
      PORTFOLIO NAMES: American Funds Global Growth Fund                                      Class 2 Shares
                                 American Funds Growth Fund                                   Class 2 Shares
                              American Funds Growth-Income Fund                               Class 2 Shares

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
       PORTFOLIO NAMES: Templeton Foreign Securities Fund                                     Class 2 Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
     PORTFOLIO NAMES: Legg Mason Partners Variable Aggressive Growth Portfolio                     Class 1
                   Legg Mason Partners Variable Appreciation Portfolio                             Class 1
                     Legg Mason Partners Variable Investors Portfolio                              Class 1
                 Legg Mason Partners Variable Small Cap Growth Portfolio                           Class 1

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
     PORTFOLIO NAMES: Legg Mason Partners Variable Global High Yield Bond Portfolio                Class 1
                     Legg Mason Partners Variable Money Market Portfolio                      Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST
     PORTFOLIO NAMES: Clarion Global Real Estate Portfolio                                         Class B
                              Dreman Small Cap Value Portfolio                                     Class A
                               BlackRock High Yield Portfolio                                      Class A
                             BlackRock Large Cap Core Portfolio                                    Class E
                                   Janus Forty Portfolio                                           Class A
                                  Lazard Mid Cap Portfolio                                         Class B
                             Legg Mason Value Equity Portfolio                                     Class B
                          Lord Abbett Growth and Income Portfolio                                  Class B
                            Lord Abbett Mid Cap Value Portfolio                                    Class B
                             Met/AIM Small Cap Growth Portfolio                                    Class A
                            Met/Franklin Mutual Shares Portfolio                                   Class B
                           MFS (R) Emerging Markets Equity Portfolio                               Class B
                            MFS (R) Research International Portfolio                               Class B
                          PIMCO Inflation Protected Bond Portfolio                                 Class B
                                PIMCO Total Return Portfolio                                       Class B
                                   Pioneer Fund Portfolio                                          Class A
                           Third Avenue Small Cap Value Portfolio                                  Class B
                               Van Kampen Comstock Portfolio                                       Class B
                            Van Kampen Mid Cap Growth Portfolio                                    Class B
                           Harris Oakmark International Portfolio                                  Class A
                             Pioneer Strategic Income Portfolio                                    Class E
                           T. Rowe Price Mid Cap Growth Portfolio                                  Class B

TRUST NAME: METROPOLITAN SERIES FUND, INC.
     PORTFOLIO NAMES: BlackRock Bond Income Portfolio                                              Class E
                          BlackRock Legacy Cap Growth Portfolio                                    Class A
                               Fl Value Leaders Portfolio                                          Class D
                                Jennison Growth Portfolio                                          Class B
                               MFS (R) Total Return Portfolio                                      Class F
                                  MFS (R) Value Portfolio                                          Class A
                   Western Asset Management U.S. Government Portfolio                              Class A
                              Davis Venture Value Portfolio                                        Class A
                         Loomis Sayles Small Cap Core Portfolio                                    Class B
                  Met/Dimensional International Small Company Portfolio                            Class B

MARQUIS

          THE FOLLOWING ARE CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION)

TRUST NAME: DELAWARE VIP TRUST
     PORTFOLIO NAME: Delaware VIP Small Cap Value Series                                Standard Class

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     PORTFOLIO NAME: Franklin Small-Mid Cap Growth Securities Fund                      Class 2 Shares

TRUST NAME: JANUS ASPEN SERIES
     PORTFOLIO NAMES: Overseas Portfolio                                                Service Shares
                               Enterprise Portfolio                                     Service Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
     PORTFOLIO NAMES: Legg Mason Partners Variable High Income Portfolio                Single Share Class
           Legg Mason Partners Variable Adjustable Rate Income Portfolio                Single Share Class

TRUST NAME: WELLS FARGO VARIABLE TRUST
     PORTFOLIO NAME: Wells Fargo VT Advantage Small/Mid Cap Value Fund Portfolio        Service Class 2

TRUST NAME: METROPOLITAN SERIES FUND, INC.
     PORTFOLIO NAMES: BlackRock Aggressive Growth Portfolio                                  Class D
                     T. Rowe Price Small Cap Growth Portfolio                                Class B
                     T. Rowe Price Large Cap Growth Portfolio                                Class B

TRUST NAME: MET INVESTORS SERIES TRUST
     PORTFOLIO NAMES: PIMCO Inflation Protected Bond Portfolio                               Class A
                              Lazard Mid Cap Portfolio                                       Class A
                       MFS (R)  Emerging Markets Equity Portfolio                            Class A
                        Clarion Global Real Estate Portfolio                                 Class A

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
     PORTFOLIO NAMES: Legg Mason Partners Variable Capital Portfolio                    Single Class Share
              Legg Mason Partners Variable Dividend Strategy Portfolio                  Single Share Class
              Legg Mason Partners Variable Fundamental Value Portfolio                       Class 1
              Legg Mason Partners Variable Large Cap Growth Portfolio                        Class 1
                Legg Mason Partners Variable Global Equity Portfolio                    Single Share Class
                Legg Mason Partners Variable Mid Cap Core Portfolio                     Single Share Class

TRUST NAME:   FIDELITY  (R) VARIABLE INSURANCE PRODUCTS
     PORTFOLIO NAME: Mid Cap Portfolio                                                  Service Class 2

Amendment NO. XIV to Automatic Reinsurance Agreement I63192US-98 (previously referred to as Agreement SA718-98 or 1279101) effective July 1, 1998, between METLIFE INSURANCE COMPANY of CONNECTICUT OF Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer").

Effective May 3, 2010, Exhibit B is replaced in its entirety by the attached Exhibit B.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By /s/ [ILLEGIBLE]                  By  /s/ [ILLEGIBLE]
   ----------------------------          ----------------------------
Title VP                             Title

Date  5/6/10                         Date

SWISS RE LIFE & HEALTH AMERICA INC.

By /s/ [ILLEGIBLE]                  By  /s/ [ILLEGIBLE]
   ----------------------------          ----------------------------
Title CFO                            Title VP, VA

Date  4/23/10                        Date 4/23/10

                                                                       EXHIBIT B
                                                           (REVISED MAY 3, 2010)

MARQUIS

TRUST NAME: AMERICAN FUNDS INSURANCE SERIES(R)                                               SHARE CLASS
PORTFOLIO NAMES: American Funds Global Growth Fund                                          Class 2 Shares
                 American Funds Growth Fund                                                 Class 2 Shares
                 American Funds Growth-Income Fund                                          Class 2 Shares

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                             SHARE CLASS
PORTFOLIO NAMES: Templeton Foreign Securities Fund                                          Class 2 Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                                        SHARE CLASS
PORTFOLIO NAMES: Legg Mason ClearBridge Variable Aggressive Growth Portfolio                    Class I
                 Legg Mason ClearBridge Variable Appreciation Portfolio                         Class I
                 Legg Mason ClearBridge Variable Large Cap Value Portfolio                      Class I
                 Legg Mason ClearBridge Variable Small Cap Growth Portfolio                     Class I
                 Legg Mason Western Asset Variable Global High Yield Bond Portfolio             Class I

TRUST NAME: MET INVESTORS SERIES TRUST                                                       SHARE CLASS
PORTFOLIO NAMES: Lazard Mid Cap Portfolio                                                       Class B
                 Met/Franklin Mutual Shares Portfolio                                           Class B
                 MFS(R) Emerging Markets Equity Portfolio                                       Class B
                 BlackRock High Yield Portfolio                                                 Class A
                 BlackRock Large Cap Core Portfolio                                             Class E
                 Clarion Global Real Estate Portfolio                                           Class B
                 Dreman Small Cap Value Portfolio                                               Class A
                 Invesco Small Cap Growth Portfolio                                             Class A
                 Harris Oakmark International Portfolio                                         Class A
                 Janus Forty Portfolio                                                          Class A
                 Legg Mason Value Equity Portfolio                                              Class B
                 Lord Abbett Growth and Income Portfolio                                        Class B
                 Lord Abbett Mid Cap Value Portfolio                                            Class B
                 Met/Eaton Vance Floating Rate Portfolio                                        Class B
                 Met/Templeton Growth Portfolio                                                 Class B
                 MFS(R) Research International Portfolio                                        Class B
                 PIMCO Inflation Protected Bond Portfolio                                       Class B
                 PIMCO Total Return Portfolio                                                   Class B
                 Pioneer Fund Portfolio                                                         Class A
                 Pioneer Strategic Income Portfolio                                             Class E
                 T. Rowe Price Mid Cap Growth Fund                                              Class B
                 Third Avenue Small Cap Value Portfolio                                         Class B
                 Van Kampen Comstock Portfolio                                                  Class B
                 Morgan Stanley Mid Cap Growth Portfolio                                        Class B

                                                                       EXHIBIT B
                                                           (REVISED MAY 3, 2010)
                                                                          PAGE 2

TRUST NAME: METROPOLITAN SERIES FUND, INC.                                                   SHARE CLASS
PORTFOLIO NAMES:    BlackRock Bond Income Portfolio                                             Class E
                    BlackRock Money Market Portfolio                                            Class E
                    BlackRock Legacy Large Cap Growth Portfolio                                 Class A
                    Davis Venture Value Portfolio                                               Class A
                    Fl Value Leaders Portfolio                                                  Class D
                    Jennison Growth Portfolio                                                   Class B
                    Loomis Sayles Small Cap Core Portfolio                                      Class B

                    Met/Dimensional International Small Company Portfolio                       Class B
                    MFS(R) Total Return Portfolio                                               Class F
                    MFS(R)  Value Portfolio                                                     Class A
                    Neuberger Berman Mid Cap Value Portfolio                                    Class B
                    Western Asset Management U.S. Government Portfolio                          Class A

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS AND TRANSFERS (HARD CLOSE):

TRUST NAME: DELAWARE VIP TRUST                                                                SHARE CLASS
PORTFOLIO NAMES: Delaware VIP Small Cap Value Series                                         Standard Class

TRUST NAME: FIDELITY(R) VARIABLE INSURANCE PRODUCTS                                           SHARE CLASS
PORTFOLIO NAMES: Mid Cap Portfolio                                                          Service Class 2

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                              SHARE CLASS
PORTFOLIO NAMES: Franklin Small-Mid Cap Growth Securities Fund                               Class 2 Shares

TRUST NAME: JANUS ASPEN SERIES                                                                SHARE CLASS
PORTFOLIO NAMES:    Enterprise Portfolio                                                     Service Shares
                    Overseas Portfolio                                                       Service Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                                         SHARE CLASS
PORTFOLIO NAMES:    Legg Mason ClearBridge Variable Capital Portfolio                      Single Share Class
                    Legg Mason ClearBridge Variable Dividend Strategy Portfolio            Single Share Class
                    Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio         Class I
                    Legg Mason ClearBridge Variable Large Cap Growth Portfolio                  Class I
                    Legg Mason ClearBridge Variable Mid Cap Core Portfolio                      Class I


                                                                       EXHIBIT B
                                                           (REVISED MAY 3, 2010)
                                                                          PAGE 3

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST                                            SHARE CLASS
PORTFOLIO NAMES: Legg Mason Western Asset Variable Adjustable Rate Income Portfolio           Single Share Class
                 Legg Mason Western Asset Variable High Income Portfolio                      Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST                                                           SHARE CLASS
PORTFOLIO NAMES: Clarion Global Real Estate Portfolio                                              Class A
                 Lazard Mid Cap Portfolio                                                          Class A
                 MFS(R)  Emerging Markets Equity Portfolio                                         Class A
                 PIMCO Inflation Protected Bond Portfolio                                          Class A

TRUST NAME: METROPOLITAN SERIES FUND, INC.                                                       SHARE CLASS
PORTFOLIO NAMES: T. Rowe Price Small Cap Growth Portfolio                                          Class B
                 BlackRock Aggressive Growth Portfolio                                             Class D
                 T. Rowe Price Large Cap Growth Portfolio                                          Class B

TRUST NAME: WELLS FARGO VARIABLE TRUST                                                           SHARE CLASS
PORTFOLIO NAMES: VT Small Cap Value Fund                                                      Single Share Class


Amendment No. 15 to Automatic Reinsurance Agreement I63192US-98 (previously referred to as Agreement SA718-98 or 1279101) effective July 1, 1998, between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer").

Effective May 2, 2011, Exhibit B is replaced in its entirety by the attached Exhibit B.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By /s/ [ILLEGIBLE]
   ----------------------------
Title VP

Date  9/19/11

SWISS RE LIFE & HEALTH AMERICA INC.

By /s/ [ILLEGIBLE]                   By  /s/ [ILLEGIBLE]
   ----------------------------          ----------------------------
Title VP, VA                         Title Managing Director

Date  8/31/11                        Date 9/6/11

                                                                       EXHIBIT B
                                                           (REVISED MAY 2, 2011)

MARQUIS

TRUST NAME: AMERICAN FUNDS INSURANCE SERIES(R)                                            SHARE CLASS
PORTFOLIO NAMES: American Funds Global Growth Fund                                       Class 2 Shares
                 American Funds Growth Fund                                              Class 2 Shares
                 American Funds Growth-Income Fund                                       Class 2 Shares

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                          SHARE CLASS
PORTFOLIO NAMES: Templeton Foreign Securities Fund                                       Class 2 Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                                     SHARE CLASS
PORTFOLIO NAMES: Legg Mason ClearBridge Variable Appreciation Portfolio                      Class I
                 Legg Mason ClearBridge Variable Large Cap Value Portfolio                   Class I
                 Legg Mason ClearBridge Variable Small Cap Growth Portfolio                  Class I
                 Legg Mason Western Asset Variable Global High Yield Bond Portfolio          Class I

TRUST NAME: MET INVESTORS SERIES TRUST                                                    SHARE CLASS
PORTFOLIO NAMES: Lazard Mid Cap Portfolio                                                    Class B
                 BlackRock High Yield Portfolio                                              Class A
                 BlackRock Large Cap Core Portfolio                                          Class E
                 Clarion Global Real Estate Portfolio                                        Class B
                 Dreman Small Cap Value Portfolio                                            Class A
                 Invesco Small Cap Growth Portfolio                                          Class A
                 Harris Oakmark International Portfolio                                      Class A
                 Janus Forty Portfolio                                                       Class A
                 Legg Mason ClearBridge Aggressive Growth Portfolio                          Class B
                 Lord Abbett Mid Cap Value Portfolio                                         Class B
                 Met/Eaton Vance Floating Rate Portfolio                                     Class B
                 Met/Templeton Growth Portfolio                                              Class B
                 MET/Franklin Mutual Shares Portfolio                                        Class B
                 MFS(R)  Research International Portfolio                                    Class B
                 MFS Emerging Markets Equity Portfolio                                       Class B
                 Morgan Stanley Mid Cap Growth Portfolio                                     Class B
                 PIMCO Inflation Protected Bond Portfolio                                    Class B
                 PIMCO Total Return Portfolio                                                Class B
                 Pioneer Fund Portfolio                                                      Class A
                 Pioneer Strategic Income Portfolio                                          Class B
                 RCM Technology Portfolio                                                    Class B
                 T. Rowe Price Large Cap Value Portfolio                                     Class B
                 T. Rowe Price Mid Cap Growth Portfolio                                      Class B
                 Third Avenue Small Cap Value Portfolio                                      Class B
                 Van Kampen Comstock Portfolio                                               Class B

                                                                       EXHIBIT B
                                                           (REVISED MAY 2, 2011)
                                                                          PAGE 2

TRUST NAME: METRO POLITAN SERIES FUND, INC.                                            SHARE CLASS
PORTFOLIO NAMES:BlackRock Bond Income Portfolio                                          Class E
                BlackRock Money Market Portfolio                                         Class E
                BlackRock Legacy Large Cap Growth Portfolio                              Class A
                Neuberger Berman Mid Cap Value Portfolio                                 Class B
                Neuberger Berman Genesis Portfolio                                       Class B
                Western Asset Management U.S. Government Portfolio                       Class A
                Davis Venture Value Portfolio                                            Class A
                Fl Value Leaders Portfolio                                               Class D
                Jennison Growth Portfolio                                                Class B
                Loomis Sayles Small Cap Core Portfolio                                   Class B
                Met/Dimensional International Small Company Portfolio                    Class B
                MFS(R) Total Return Portfolio                                            Class F
                MFS(R) Value Portfolio                                                   Class A

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS AND TRANSFERS (HARD CLOSE):

TRUST NAME: DELAWARE VIP TRUST                                                         SHARE CLASS
PORTFOLIO NAMES: Delaware VIP Small Cap Value Series                                  Standard Class

TRUST NAME: FIDELITY(R)  VARIABLE INSURANCE PRODUCTS                                   SHARE CLASS
PORTFOLIO NAMES: Mid Cap Portfolio                                                   Service Class 2

TRUST NAME: FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                       SHARE CLASS
PORTFOLIO NAMES: Franklin Small-Mid Cap Growth Securities Fund                        Class 2 Shares

TRUST NAME: JANUS ASPEN SERIES                                                         SHARE CLASS
PORTFOLIO NAMES: Enterprise Portfolio                                                 Service Shares
                 Overseas Portfolio                                                   Service Shares

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                                  SHARE CLASS
PORTFOLIO NAMES:
            Legg Mason ClearBridge Variable Aggressive Growth Portfolio                  Class I
            Legg Mason ClearBridge Variable Equity Income Builder Portfolio              Class I
            Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio          Class I
            Legg Mason ClearBridge Variable Large Cap Growth Portfolio                   Class I
            Legg Mason ClearBridge Variable Mid Cap Core Portfolio                       Class I

                                                                       EXHIBIT B
                                                           (REVISED MAY 3, 2010)
                                                                          PAGE 3

CONTINUED: THE FOLLOWING ARE CLOSED TO NEW DEPOSITS AND TRANSFERS (HARD CLOSE):

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST                                         SHARE CLASS
PORTFOLIO NAMES:
            Legg Mason Western Asset Variable High Income Portfolio                       Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST                                                        SHARE CLASS
PORTFOLIO NAMES:
            Clarion Global Real Estate Portfolio                                                Class A
            Lazard Mid Cap Portfolio                                                            Class A
            MFS(R) Emerging Markets Equity Portfolio                                            Class A
            PIMCO Inflation Protected Bond Portfolio                                            Class A
            Third Avenue Small Cap Value Portfolio                                              Class A

TRUST NAME: METROPOLITAN SERIES FUND, INC.                                                    SHARE CLASS
PORTFOLIO NAMES:
            T. Rowe Price Small Cap Growth Portfolio                                            Class B
            BlackRock Aggressive Growth Portfolio                                               Class D
            T. Rowe Price Large Cap Growth Portfolio                                            Class B

TRUST NAME: WELLS FARGO VARIABLE TRUST                                                        SHARE CLASS
PORTFOLIO NAMES: VT Small Cap Value Fund                                                      Single Share
                                                                                              Class